File No. 33-45961
                                                               File No. 811-6569

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X

                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. 14

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                                     Amendment No. 14

                           WADDELL & REED FUNDS, INC.
--------------------------------------------------------------------------------
                      (Exact Name as Specified in Charter)

          6300 Lamar Avenue, Shawnee Mission, Kansas   66202-4200
--------------------------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code (913) 236-2000
--------------------------------------------------------------------------------

    Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

      _____ immediately upon filing pursuant to paragraph (b)

      _____ on (date) pursuant to paragraph (b)

      _____ 60 days after filing pursuant to paragraph (a)(1)

      _____ on (date) pursuant to paragraph (a)(1)

      __X__ 75 days after filing pursuant to paragraph (a)(2)

      _____ on (date) pursuant to paragraph (a)(2) of Rule 485

      _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended March 31, 2000 will be filed on or about June 26, 2000.

TBD Funds, Inc.

Asset Strategy Fund

International Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Science and Technology Fund

Small Cap Growth Fund

Tax-Managed Equity Fund

Total Return Fund

This prospectus offers shares in the equity funds of TBD Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.).

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.


Prospectus
June 30, 2000

Table of Contents

AN OVERVIEW OF THE FUNDS.....................................................4

ASSET STRATEGY FUND..........................................................4

INTERNATIONAL GROWTH FUND...................................................11

LARGE CAP GROWTH FUND.......................................................17

MID CAP GROWTH FUND.........................................................21

SCIENCE AND TECHNOLOGY FUND.................................................25

SMALL CAP GROWTH FUND.......................................................31

TAX-MANAGED EQUITY FUND.....................................................37

TOTAL RETURN FUND...........................................................41

THE INVESTMENT PRINCIPLES OF THE FUNDS......................................47

  Investment Goals, Principal Strategies and Other Investments..............47

  All Funds.................................................................53

  Risk Considerations of Principal Strategies and Other Investments.........53

YOUR ACCOUNT................................................................56

  Choosing a Share Class....................................................56

  Sales Charge Reduction and Waivers........................................59

  Waivers for Certain Investors.............................................60

  Ways to Set Up Your Account...............................................64

  Buying Shares.............................................................66

  Minimum Investments.......................................................68

  Adding to Your Account....................................................69

  Selling Shares............................................................69

  Telephone Transactions....................................................73

  Shareholder Services......................................................73
    Personal Service........................................................73
    Reports.................................................................74
    Exchanges...............................................................74
    Automatic Transactions..................................................74

  Distributions and Taxes...................................................75
    Distributions...........................................................75
    Taxes...................................................................76

THE MANAGEMENT OF THE FUNDS.................................................79

  Portfolio Management......................................................79

  Management Fee............................................................81

FINANCIAL HIGHLIGHTS........................................................84

An Overview of the Funds

Asset Strategy Fund

Goal

Asset Strategy Fund seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

o The stock class includes equity securities of all types, although Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount of junk bonds, up to 35% of the Fund's total assets, which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS") or unrated bonds deemed by WRIMCO to be of comparable quality.

o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix
---

_ Stocks 70%
(can range
  from
  0-100%)

_ Bonds 25%
(can range
from
0-100%)

_ Short-term 5%
(can range from
 0-100%)

Principal Risks of Investing in the Fund

Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the skill of WRIMCO in allocating the Fund's assets among different types of investments;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

o     prepayment of higher-yielding bonds held by the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in junk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Asset Strategy Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1996                         3.92%
      1997                        10.84%
      1998                         8.64%
      1999                        21.22%

      In the period shown in the chart, the highest quarterly return was 15.52% (the fourth quarter of 1999) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                     1 Year  Life of Class**
Class C Shares of Asset
   Strategy Fund*                    18.22%      10.05%
S&P 500 Index                        21.09%      27.53%
Salomon Brothers Broad
   Investment Grade Debt Index       -0.83%       6.86%
Salomon Brothers Short-Term
   Index for 1 Month Certificates
   of Deposit                         5.32%       5.62%
Lipper All Flexible Portfolio
   Funds Universe Average            12.50%      16.21%
Class Y Shares of Asset
   Strategy Fund                     22.24%      11.90%
S&P 500 Index                        21.09%      26.45%
Salomon Brothers Broad
   Investment Grade Debt Index       -0.83%       5.20%
Salomon Brothers Short-Term
   Index for 1 Month Certificates
   of Deposit                         5.32%       5.55%
Lipper All Flexible Portfolio
   Funds Universe Average            12.50%      14.44%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.

** Since April 20, 1995, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from April 30, 1995, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Fund:

Shareholder Fees                         Class A   Class B   Class C   Class Y
(fees paid directly from                 Shares    Shares    Shares    Shares
your investment)                         ------    ------    ------    ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                    5.75%     None      None      None

  Maximum Deferred
    Sales Charge (Load)(1)                 None       5%         1%     None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

  Management Fees                          0.70%     0.70%      0.70%   0.70%
  Distribution and
    Service (12b-1) Fees(3)                0.25%     1.00%      1.00%   0.25%
  Other Expenses                               %       0.%        0.%     0.%
  Total Annual Fund
    Operating Expenses                     2.21%     2.10%      1.34%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

--------
(1) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

International Growth Fund

Goals

International Growth Fund seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and/or are represented by the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

o     growth potential;

o     earnings potential;

o     management;

o     industry position; and

o     applicable economic and market conditions.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in foreign exchange rates, which may affect the value of the securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in International Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1993                         3.62%
      1994                         0.12%
      1995                         8.34%
      1996                        19.11%
      1997                        16.89%
      1998                        31.72%
      1999                        88.66%

      In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998).

      The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                     1 Year     5 Years  Life of Class**
Class C Shares of
   International Growth Fund*        85.66%      30.25%      19.91%
Morgan Stanley Capital
   International E.A.FE. Index       26.96%      12.83%      13.55%
Lipper International
   Fund Universe Average             40.80%      15.05%      14.91%
Class Y Shares of
   International Growth Fund         90.62%                  37.56%
Morgan Stanley Capital
   International E.A.FE. Index       26.96%      12.83%      13.55
Lipper International
   Fund Universe Average             40.80%      15.05%      14.91

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Fund:

Shareholder Fees                    Class A     Class B    Class C     Class Y
(fees paid directly from            Shares      Shares     Shares      Shares
your investment)                    ------      ------     ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)               5.75%        None       None        None

  Maximum Deferred
    Sales Charge (Load)(4)            None          5%         1%        None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(5)
(expenses that are deducted from Fund assets)

  Management Fees                    0.85%       0.85%      0.85%       0.85%
  Distribution and
    Service (12b-1) Fees             0.25%       1.00%      1.00%       0.25%
  Other Expenses                         %         0.%        0.%         0.%
  Total Annual Fund
    Operating Expenses                   %           %          %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(4) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(5) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Large Cap Growth Fund

Goal
Large Cap Growth Fund seeks the appreciation of your investment.

Principal Strategies
Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stock issued by U.S. companies with market capitalizations of $4 to $10 billion or greater at the time of purchase that WRIMCO believes have appreciation possibilities. WRIMCO typically emphasizes growth stocks, but also includes value stocks, in the Fund's portfolio to provide a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

o     changes in economic and political conditions;

o     the short-term and long-term outlook for the industry being analyzed;

o     the management capability of the company being considered; and

o the company's market position, product line, technological position and prospects for increased earnings.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Large Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

As well, the Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
The Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Large Cap Growth Fund has not been in operation for a full calendar year, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Large Cap Growth Fund:

Shareholder Fees                                    Class A   Class B    Class C    Class Y
(fees paid directly from                            Shares    Shares     Shares     Shares
your investment)                                    ------    ------     ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                              5.75%     None       None       None

  Maximum Deferred
    Sales Charge (Load) (6)                         None         5%         1%      None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(7)
(expenses that are deducted from Fund assets)

  Management Fees                                   0.70%     0.70%      0.70%      0.70%
  Distribution and
    Service (12b-1) Fees                            0.25%     1.00%      1.00%      0.25%
  Other Expenses                                      0.%       0.%        0.%        0.%
  Total Annual Fund
    Operating Expenses                                0.%         %          %          %

----------
(6) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(7) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Mid Cap Growth Fund

Goal
Mid Cap Growth Fund seeks the growth of your investment.

Principal Strategies
Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies whose market capitalizations are within the range of capitalizations of companies comprising the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and that WRIMCO, the Fund's investment manager, believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

o     new or innovative products or services,

o     adaptive or creative management,

o     strong financial and operational capabilities to sustain growth,

o     market potential, and

o     profit potential.

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Mid Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
The Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Mid Cap Growth Fund has not been in operation for a full calendar year, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Growth Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load) (8)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(9)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                       0.%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                 0.%          0.%         0.%         0.%

----------

(8) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(9) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Science and Technology Fund

Goal
Science and Technology Fund seeks long-term capital growth.

Principal Strategies
Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in science and technology equity securities of U.S. companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size. The Fund emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

o     growth potential;

o     earnings potential;

o     management;

o     industry position; and

o     applicable economic and market conditions.

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o     government regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Science and Technology Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows the Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                Chart of Returns
                        as of December 31 each year (%)*

      1998                        44.03%
      1999                       177.01%

      In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                    1 Year  Life of Class**

Class C Shares of Science
   and Technology Fund*             174.01%      78.42%
Goldman Sachs Technology
   Industry Composite Index          88.86%      53.80%
S&P 400 Index                         %           %           %
Lipper Science and Technology
   Fund Universe Average            134.77%      59.78%
Class Y Shares of Science
   and Technology Fund              175.81%     117.27%
Goldman Sachs Technology
   Industry Composite Index          88.86%      84.62%
S&P 400 Index                         %           %           %
Lipper Science and Technology
   Fund Universe Average            134.77%      99.09%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since July 31, 1997, for Class C shares (based on the prior Class B shares) and June 9, 1998, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from July 31, 1997, and June 30, 1998, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(10)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(11)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(10) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(11) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Small Cap Growth Fund

Goal
Small Cap Growth Fund seeks growth of capital.

Principal Strategies
Small Cap Growth Fund, formerly known as Growth Fund, seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:

o     aggressive or creative management;

o     technological or specialized expertise;

o     new or unique products or services; and

o     entry into new or emerging industries.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Small Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

o     products offered may fail to sell as anticipated;

o a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;

o     the company may never achieve profitability; and

o economic, market and technological factors may cause the new industry itself to lose favor with the public.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Small Cap Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                        as of December 31 each year (%)*

      1993                        24.20%
      1994                        12.75%
      1995                        32.14%
      1996                         2.30%
      1997                        21.12%
      1998                        44.57%
      1999                        61.42%

      In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -13.74% (the third quarter of 1998).

      The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                    1 Year      5 Years       Life of Class**
Class C Shares of Small Cap
   Growth Fund*                      58.42%      30.75%            28.84%
Russell 2000 Growth Index            43.08%      18.95%            16.94%
Lipper Small-Cap Funds
   Universe Average                  33.35%      19.46%            18.12%
Class Y Shares of Small Cap
   Growth Fund                       62.79%                        31.67%
Russell 2000 Growth Index            43.08%       %                16.12%
Lipper Small-Cap Funds
   Universe Average                  33.35%       %                17.53%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Growth Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(12)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(13)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %            %           %           %
  Total Annual Fund
  Operating Expenses                                    %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------

(12) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(13) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Tax-Managed Equity Fund

Goal
Tax-Managed Equity Fund seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund
Because Tax-Managed Equity Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o     the skill of WRIMCO in evaluating and selecting securities for the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the Fund's tax-sensitive investment strategy not limiting taxable income and realized capital gains as contemplated.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, and growth stock in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Tax-Managed Equity Fund has not been in operation for a full calendar year; therefore, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Managed Equity Fund.

Shareholder Fees                                     Class A     Class B     Class C     Class Y
(fees paid directly from                             Shares      Shares      Shares      Shares
   your investment)                                  ------      ------      ------      ------

Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
   offering price)                                   5.75%        None        None        None

Maximum Deferred Sales
   Charge (Load)(14)                                 None            5%          1%       None
   (as a percentage of
   lesser of amount invested
   or redemption value)

Annual Fund Operating Expenses(15)
(expenses that are deducted from Fund assets)

Management Fees                                      0.65%        0.65%       0.65%       0.65%
Distribution and
   Service (12b-1) Fees                              0.25%        1.00%       1.00%       0.25
Other Expenses                                        0.%          0.%         0.%         0.%
Total Annual Fund
   Operating Expenses                                   %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest

----------

(14) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(15) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

$10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the class expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Total Return Fund

Goal
Total Return Fund seeks to provide current income while seeking capital growth.

Principal Strategies
Total Return Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies with dominant market positions in their industries and with a record of paying regular dividends on common stock or that have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation. At other times, such as when the economy no longer presents a favorable environment for the common stocks of large U.S. companies, the Fund may seek to achieve its goal by investing in investment grade debt securities. The Fund may make such investments when WRIMCO believes the return on these securities is attractive relative to the return on common stocks. The Fund may invest in debt securities of any maturity and may invest in companies of any size.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o     dividend payment history;

o     profitability record;

o     history of improving sales and profits;

o     management;

o     leadership position in its industry; and

o     stock price value.

Generally, in determining whether to sell either an equity security or a debt security, WRIMCO uses the same analysis used in order to determine if the equity security offers opportunities for capital appreciation or if the debt security continues to provide adequate income. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Total Return Fund is designed for investors who seek dividend income with the potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Total Return Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1993                        14.03%
      1994                        -2.07%
      1995                        29.65%
      1996                        18.12%
      1997                        24.61%
      1998                        20.73%
      1999                        12.15%

      In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                    1 Year      5 Years   Life of Class**
Class C Shares of Total
   Return Fund*                       9.15%      20.91%      16.66%
S&P 500 Index                        21.09%      28.59%      21.55%
Lipper Growth and Income
   Fund Universe Average             13.76%      21.34%      16.80%
Class Y Shares of Total
   Return Fund                       12.96%                  19.68%
S&P 500 Index                        21.09%      28.59%      26.45%
Lipper Growth and Income
   Fund Universe Average             13.76%      21.34%      19.03%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

  * The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Total Return Fund:

Shareholder Fees                                     Class A    Class B      Class C     Class Y
(fees paid directly from                             Shares     Shares       Shares      Shares
your investment)                                     ------     ------       ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(16)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(17)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.70%        0.70%       0.70%       0.70%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                       .%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                 .%            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------

(16) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(17) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Asset Strategy Fund

The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class in general. The allowable range and approximate percentage of the mix for each asset class, as a percentage of total assets of the Fund, are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix          Range
---------    ------
Stock
class        0-100%
70%
Bond
class        0-100%
25%
Short-term
class        0-100%
5%

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

o money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

o     precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

International Growth Fund

The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of foreign issuers. There is no guarantee that the Fund will achieve its goals.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade (rated BBB and higher by S&P or Baa and higher by MIS).

Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. As well, the Fund will invest at least 65% of its total assets in growth securities (primarily in common stock) during normal market conditions. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may invest up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both, and may also invest up to all of the Fund's assets in U.S. securities. By taking a temporary defensive position the Fund may not achieve its investment objectives.

Large Cap Growth Fund

The goal of the Large Cap Growth Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by U.S. companies that WRIMCO believes have appreciation possibilities. There is no guarantee that the Fund will achieve its goal.

The Fund invests primarily in common stock but may also own, to a limited extent, preferred stock and debt securities, typically of investment grade (rated BBB or higher by S&P or Baa or higher by MIS) and of any maturity. The Fund may also own convertible securities. As well, the Fund may invest, to a lesser extent, in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. By taking a temporary defensive position in either or both of these ways the Fund may not achieve its investment objective.

Mid Cap Growth Fund

The goal of the Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies whose market capitalizations are within the range of capitalizations of companies comprising the S&P MidCap 400 and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the S&P MidCap 400. Companies whose capitalization falls outside the range of the S&P MidCap 400 after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, short-term securities issued by the U.S. Government or its agencies or instrumentalities and other money market instruments) and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o     aerospace and defense electronics;

o     biotechnology;

o     business machines;

o     cable and broadband access;

o     communications and electronic equipment;

o     computer software and services;

o     computer systems;

o     electronics;

o     electronic media;

o     internet and internet-related services;

o     medical devices and drugs;

o     medical and hospital supplies and services; and

o     office equipment and supplies.

The Fund primarily owns common stock; however, it may invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities. WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than those of science or technology companies. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.

Small Cap Growth Fund

The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in common stocks of small capitalization companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade (rated BBB and higher by Standard & Poor's or Baa and higher by Moody's Investors Service, Inc., or, if unrated, deemed by WRIMCO to be of comparable quality). The Fund may also buy foreign securities; however, it may not invest more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Tax-Managed Equity Fund

The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

o     a long-term, low turnover approach to investing;

o an emphasis on lower-yielding securities to require distribution of little, if any, taxable income;

o     an attempt to avoid net realized short-term gains;

o in the sale of portfolio securities, selection of the most tax-favored lots; and

o selective tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, primarily common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade (rated BBB and higher by S&P or Baa and higher by MIS). The Fund may also buy foreign securities; however, it may not invest more than 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Total Return Fund

The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. companies that have a record of paying regular dividends or have the potential for capital appreciation. The Fund may invest a limited amount of its assets in foreign securities. There is no guarantee that the Fund will achieve its goals.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o     invest in convertible preferred stock.

By taking a temporary defensive position the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity risk and other market risk and financial risk.

o Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.

Notwithstanding Tax-Managed Equity Fund's use of tax management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time which could include adverse changes to applicable tax rates or capital gains holding periods.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.

Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.

Your Account

Choosing a Share Class

This Prospectus offers four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

            General Comparison of Class A, Class B and Class C Shares

Class A                          Class B                             Class C
-------                          -------                             -------

o Initial sales charge           o No initial sales charge           o No initial sales charge

o No deferred sales charge       o Deferred sales charge on          o A 1% deferred sales
                                   shares you sell within              charge on shares you
                                   six calendar years after            sell within twelve
                                   purchase                            months after purchase

o Maximum distribution and       o Maximum distribution and          o Maximum distribution and
  service (12b-1) fees of          service (12b-1) fees of             service (12b-1) fees of
  0.25%                            1.00%                               1.00%

o For an investment of           o Converts to Class A               o Does not convert to
  $2 million or more, only         shares at the end of the            Class A shares, so
  Class                                                                annual

  A shares are available           seventh calendar year               expenses do not decrease
                                   following the year of
                                   purchase, thus reducing
                                   future annual expenses

                                 o For an investment of
                                   $300,000 or more, Waddell &
                                   Reed financial advisors
                                   typically will recommend
                                   purchase of Class A shares
                                   due to a reduced sales
                                   charge and lower annual
                                   expenses

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-1") for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

                            Sales
                Sales      Charge
               Charge        as
                 as        Approx.
               Percent     Percent
                 of          of
Size of       Offering     Amount
Purchase        Price     Invested
--------      --------     -------
Under
   $100,000     5.75%       6.10%

$100,000
   to less
   than
   $200,000     4.75        4.99

$200,000
   to less
   than
   $300,000     3.50        3.63

$300,000
   to less
   than
   $500,000     2.50        2.56

$500,000
   to less
   than
   $1,000,000   1.50        1.52

$1,000,000
   to less
   than
   $2,000,000   1.00        1.01

$2,000,000
   and over     0.00        0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the Funds in the TBD Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares of the funds in the TBD Group and of the funds within the

      United Group of Mutual Funds, except Class A shares of Money Market Fund or United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares of TBD Group (the "Corporation"), except shares of Money Market Fund made during a thirteen-month period ("Letter of Intent"); and

o     Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Corporation or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o     Certain retirement plans and certain trusts for these persons; and

o Clients of Legend Equities, Corp. ("Legend") as of _____, that redeem assets from an unaffiliated mutual fund if such client has already paid an initial sales charge or a deferred sales charge. Such investment must occur within 30 days of the redemption.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of your Class B or Class C shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Funds' Class B and Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the CDSC period. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. A Fund's Class B shares will automatically convert to Class A shares of the Fund at the end of the seventh calendar year following the year of purchase. Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC stated below.

                                          Deferred
Date of                                   Sales
Redemption                                Charge
----------                                ------

anytime within 1st calendar year             5%

anytime within 2nd calendar year             4%

anytime within 3rd calendar year             3%

anytime within 4th calendar year             3%

anytime within 5th calendar year             2%

anytime within 6th calendar year             1%

after 6th calendar year                      0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC. For Class B, the date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on July 1, 2000, then redeems all Class B shares on March 1, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares purchased by current or retired Directors of the Corporation, Directors of affiliated companies, current or retired officers or employees of the

      Corporation, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions of which the proceeds are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.

o     the exercise of certain exchange privileges.

o redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B or Class C shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

o     participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

o government entities or authorities and corporations whose investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couples combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Programs, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your Waddell & Reed or Legend financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

o The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o     Orders are accepted only at the home office of Waddell & Reed, Inc.

o     All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o If you purchase shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when Legend advisors or that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult Legend advisors or that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account            $500

For certain exchanges         $100

For certain retirement accounts and accounts opened with Automatic Investment
Service   $50

For certain retirement accounts, and accounts opened through payroll deductions, for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates $25

To Add to an Account          Any amount

For Automatic Investment Service    $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation  $10 million
              (within
              first
              twelve
              months)

For other investors     Any amount

To Add to an Account    Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account by check, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, the Fund, and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from Legend advisors, certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o     the name on the account registration;

o     the Fund's name;

o     the Fund account number;

o     the dollar amount or number, and the class, of shares to be redeemed; and

o     any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

o If you purchased shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

      Account Type                          Special Requirements

Individual or                   The written instructions must be signed by
Joint Tenant                    all persons required to sign for
                                transactions, exactly as their names appear on the account.

Sole Proprietorship The written instructions must be signed by the individual owner of the business.

UGMA, UTMA                      The custodian must sign the written instructions
                                indicating capacity as custodian.

Retirement                      The written instructions must be signed by a
Account                         properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or                     At least one person authorized by
Organization                    corporate resolution to act on the account
                                must sign the written instructions.

Conservator,                    The written instructions must be signed by
Guardian or                     the person properly authorized by court
Other Fiduciary                 order to act in the particular fiduciary
                                capacity.

The Corporation may require a signature guarantee in certain situations such as:

o     a redemption request made by a corporation, partnership or fiduciary;

o     a redemption request made by someone other than the owner of record; or

o     the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Corporation reserves the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Corporation within forty-five days after the date of your redemption.

The CDSC will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o     obtain information about your accounts;

o obtain price information about other funds in TBD Funds, Inc. or Waddell & Reed Group of Funds; or

o     request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o     year-to-date statements (quarterly)

o     annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same class of any of the funds within the TBD Group or of any of the funds within the Waddell & Reed Group of Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund.

Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Corporation reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account with Funds, Inc.

            Minimum Amount          Minimum Frequency
            $25 (per Fund)          Monthly

Funds Plus Service
To move money from Money Market Fund to another Fund in Funds, Inc., whether in the same or a different Fund account

            Minimum Amount          Minimum Frequency
            $100                    Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Total Return Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Large Cap Growth Fund, semiannually in June and December; and Asset Strategy Fund, quarterly in March, June, September and December. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other non-dividend distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.

For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the TBD Group or in the Waddell & Reed Group of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another Fund in the TBD Group without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by a Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Group of Mutual Funds, TBD Funds, Inc. and Target/United Funds, Inc. since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research for WRIMCO since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994 and has been an employee of such since May 1994. Mr. Vrabac was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Small Cap Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was

Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with WRIMCO since October 1, 1991 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January 1, 1996 until May 1998. He has been an employee of WRIMCO since October 1, 1991.

Thomas A. Mengel is primarily responsible for the management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since joining WRIMCO on May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

Daniel P. Becker is primarily responsible for the management of the portfolio of Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessors since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Zachary H. Shafran is primarily responsible for the management of the portfolio of Mid Cap Growth Fund. Mr. Shafran has held his responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment management company for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996 and has served as a portfolio manager since January 1996.

Henry J. Herrmann is primarily responsible for the management of the portfolio of Science and Technology Fund. Mr. Herrmann has held his Fund responsibilities since April 17, 2000. He is Vice President of the Fund and Vice President of each investment company managed by WRIMCO. He is President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; and President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.

Cynthia P. Prince-Fox is primarily responsible for the management of the portfolio of Tax-Managed Equity Fund. Ms. Prince-Fox has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January, 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessors.

James D. Wineland is primarily responsible for the management of the portfolio of Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of such since November 1984.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion;

for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion; and

for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion.

For each of Large Cap Growth Fund, Mid Cap Growth Fund, and Tax-Managed Equity Fund, WRIMCO has voluntarily agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Prior to June 30, 1999, the management fee was computed on each Fund's (except Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund) NAV as of the close of business each day at an annual rate as follows:

                                   Annual
Fund                                Rate
----                               ------
Asset Strategy
   Fund                             0.81%
Growth Fund                         0.81%
International
   Growth Fund                      0.81%
Science and Technology
   Fund                             0.71%
Total Return
   Fund                             0.71%

For the fiscal year ended March 31, 2000, management fees for each Fund then in existence as a percentage of such Fund's net assets were as follows:

                              Management
Fund                              Fee
----                              ---
Asset Strategy
   Fund                           0.81%

Growth Fund                       0.%

International
   Growth Fund                    0.%

Science and
   Technology Fund                0.%
Total Return
   Fund                           0.71%

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.

ASSET STRATEGY FUND

For a Class C share outstanding throughout each period*:

                                                                                For the
                                                                                 period
                                       For the fiscal year                        from
                                          ended March 31,                      4/20/95**
                                   ----------------------------                    to
                                    2000      1999        1998        1997      3/31/96
                                    ----      ----        ----        ----      -------
Class C Per-Share Data
Net asset value,
  beginning of period ..........     $       $11.42       $9.73      $10.15      $10.00
                                   ------   -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income .....................               0.15        0.21        0.23        0.16
  Net realized and
    unrealized gain (loss)
    on investments .............               0.05        2.16       (0.30)       0.14
                                   ------   -------     -------     -------     -------
Total from investment
  operations ...................               0.20        2.37       (0.07)       0.30
                                   ------   -------     -------     -------     -------
Less distributions:
  From net investment
    income .....................              (0.16)      (0.22)      (0.21)      (0.15)
  From capital gains ...........              (0.26)      (0.46)      (0.14)      (0.00)
                                   ------   -------     -------     -------     -------
Total distributions ............              (0.42)      (0.68)      (0.35)      (0.15)
                                   ------   -------     -------     -------     -------
Net asset value,
  end of period ................     $       $11.20      $11.42       $9.73      $10.15
                                   ======   =======     =======     =======     =======
Class C Ratios/Supplemental Data
Total return ...................     %         1.79%      24.94%     -0.86%        3.00%
Net assets, end of
  period (000
  omitted) .....................     $      $30,473     $19,415     $13,398     $13,221
Ratio of expenses

  to average net
  assets .......................     %         2.32%       2.44%       2.52%       2.54%***
Ratio of net investment
  income to average net
  assets .......................     %         1.38%       2.02%       2.21%       2.14%***
Portfolio
  turnover rate ................     %       168.17%     220.67%     109.92%      75.02%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
**    Commencement of operations.
***   Annualized.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                               For the fiscal year                  For the
                                                 ended March 31,                  period from
                                         -------------------------------           12/29/95*
                                    2000       1999         1998         1997      to 3/31/96
                                    ----       ----         ----         ----      ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................     $        $11.43        $9.73       $10.16       $10.23
                                   ------     ------       ------       ------       ------
Income from investment
  operations:
  Net investment
    income .....................                0.26         0.31         0.27         0.07
  Net realized and
    unrealized gain (loss)
    on investments .............                0.05         2.16        (0.26)       (0.08)
                                   ------     ------       ------       ------       ------
Total from investment
  operations ...................                0.31         2.47         0.01        (0.01)
                                   ------     ------       ------       ------       ------
Less distributions:
  From net investment
    income .....................               (0.27)       (0.31)       (0.30)       (0.06)
  From capital gains ...........               (0.26)       (0.46)       (0.14)       (0.00)
                                   ------     ------       ------       ------       ------
Total distributions ............               (0.53)       (0.77)       (0.44)       (0.06)
                                   ------     ------       ------       ------       ------
Net asset value,
  end of period ................     $        $11.21       $11.43        $9.73       $10.16
                                   ======     ======       ======       ======       ======
Class Y Ratios/Supplemental Data
Total return ...................     %          2.75%       26.06%        0.05%      -0.25%
Net assets, end of
  period (000
  omitted) .....................     $          $307         $225         $116           $1
Ratio of expenses
  to average net
  assets .......................     %          1.45%        1.58%        1.61%        1.95%**
Ratio of net investment
  income to average
  net assets ...................     %          2.25%        2.90%        2.97%        2.34%**
Portfolio turnover
  rate .........................     %        168.17%      220.67%      109.92%       75.02%***

*     Commencement of operations.
**    Annualized.
*** Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.

INTERNATIONAL GROWTH FUND

For a Class C share outstanding throughout each period*:

                                                 For the fiscal year ended March 31,
                                     ------------------------------------------------------------
                                      2000        1999          1998          1997          1996
                                      ----        ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................       $         $15.04        $12.40         $9.94         $9.36
                                     ------     -------       -------       -------       -------
Income from investment
  operations:
  Net investment
    income (loss) ..............         0.       (0.07)        (0.10)        (0.03)         0.08
  Net realized and
    unrealized gain (loss)
    on investments .............         0.        1.55          4.12          2.50          0.63
                                     ------     -------       -------       -------       -------
Total from investment
  operations ...................         0.        1.48          4.02          2.47          0.71
                                     ------     -------       -------       -------       -------
Less distributions:
  From net
    investment income ..........         0.       (0.00)        (0.00)        (0.01)        (0.11)
  From capital gains ...........         0.       (0.94)        (1.38)        (0.00)        (0.00)
  In excess of net
    investment income ..........         0.       (0.00)        (0.00)        (0.00)        (0.02)
                                     ------     -------       -------       -------       -------
  Total distributions ..........         0.       (0.94)        (1.38)        (0.01)        (0.13)
                                     ------     -------       -------       -------       -------
Net asset value,
  end of period ................       $         $15.58        $15.04        $12.40         $9.94
                                     ======     =======       =======       =======       =======
Class C Ratios/Supplemental Data
Total return ...................        0.%       10.36%        35.24%        24.85%         7.64%
Net assets, end of
  period (000
  omitted) .....................       $        $99,764       $87,041       $50,472       $20,874
Ratio of expenses
  to average net
  assets .......................        0.%        2.35%         2.35%         2.46%         2.50%
Ratio of net investment
  income (loss) to average
  net assets ...................        0.%      -0.53%        -0.82%        -0.52%          0.63%
Portfolio turnover
  rate .........................        0.%      116.25%       105.11%        94.76%        88.55%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year                For the
                                                ended March 31,                 period from
                                     ------------------------------------       December 29, 1995*
                                      2000     1999      1998       1997        to March 31, 1996
                                      ----     ----      ----       ----        -----------------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................       $      $15.35    $12.52      $9.95       $9.70
                                     ------   ------    ------     ------       -----
Income from investment
  operations:
  Net investment income ........         0.     0.05      0.01       0.02        0.02
  Net realized and
    unrealized gain
    on investments .............         0.     1.62      4.20       2.56        0.23
                                     ------   ------    ------     ------       -----
Total from investment
  operations ...................         0.     1.67      4.21       2.58        0.25
                                     ------   ------    ------     ------       -----
Less distributions:
  From net investment
    income .....................         0.    (0.00)    (0.00)     (0.01)      (0.00)
  From capital gains ...........         0.    (0.94)    (1.38)     (0.00)      (0.00)
                                     ------   ------    ------     ------       -----
Total distributions ............         0.    (0.94)    (1.38)     (0.01)      (0.00)
                                     ------   ------    ------     ------       -----
Net asset value,
  end of period ................       $      $16.08    $15.35     $12.52       $9.95
                                     ======   ======    ======     ======       =====
Class Y Ratios/Supplemental Data
Total return ...................        0.%    11.41%    36.45%     25.93%       2.58%
Net assets, end of
  period (000
  omitted) .....................       $        $629      $419       $227          $7
Ratio of expenses
  to average net
  assets .......................        0.%     1.44%     1.51%      1.59%       1.84%**
Ratio of net investment
  income to average
  net assets ...................        0.%     0.36%     0.07%      0.05%       1.07%**
Portfolio turnover
  rate .........................        0.%   116.25%   105.11%     94.76%      88.55%**

*     Commencement of operations.
**    Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class C share outstanding throughout each period*:

                                                                   For the
                                        For the fiscal year      period from
                                          ended March 31,          7/31/97**
                                        -------------------          to
                                           2000     1999           3/31/98
                                           ----     ----           -------

Class C Per-Share Data
Net asset value,
  beginning of period ..................   $       $12.01           $10.00
                                           ----   -------           ------
Income from investment
  operations:
  Net investment
    loss ...............................   0.       (0.09)           (0.07)
  Net realized and
    unrealized gain
    on investments .....................   0.        5.53             2.08
                                           ----   -------           ------
Total from investment
  operations ...........................   0.        5.44             2.01
                                           ----   -------           ------
Net asset value,
  end of period ........................   $0.     $17.45           $12.01
                                           ====   =======           ======
Class C Ratios/Supplemental Data
Total return ...........................   0.%      45.30%           20.10%
Net assets, end of
  period (000
  omitted) .............................   $0.    $44,371           $7,615
Ratio of expenses
  to average net
  assets ...............................   0.%       2.57%            3.20%***
Ratio of net investment
  loss to average net
  assets ...............................   0.%      -1.26%           -1.66%***
Portfolio
  turnover rate ........................   0.%      51.00%           26.64%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999.
**    Commencement of operations.
***   Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout the period:

                                                  For the         For the
                                                   fiscal       period from
                                                    year          6/9/98*
                                                   ended            to
                                                  3/31/00         3/31/99
                                                  -------         -------
Class Y Per-Share Data
Net asset value,
  beginning of period ..........................    $0.           $12.20
                                                                  ------
Income from investment
  operations:
  Net investment
    income .....................................    0.              0.01
  Net realized and
    unrealized gain
    on investments .............................    0.              5.44
                                                    -----         ------
Total from investment
  operations ...................................    0.              5.45
                                                    -----         ------
Net asset value,
  end of period ................................    $0.           $17.65
                                                    =====         ======
Class Y Ratios/Supplemental Data
Total return ...................................    0.%            44.67%
Net assets, end of
  period (000
  omitted) .....................................    $0.              $53
Ratio of expenses
  to average net
  assets .......................................    0.%             0.62%**
Ratio of net investment
  income to average net
  assets .......................................    0.%             0.54%**
Portfolio
  turnover rate ................................    0.%            51.00%**

*     Commencement of operations.
**    Annualized.

SMALL CAP GROWTH FUND

For a Class C share outstanding throughout each period*:

                                              For the fiscal year ended March 31,
                                    --------------------------------------------------------
                                    2000      1999          1998          1997          1996
                                    ----      ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................    $0.       $14.29         $9.08        $10.50         $8.45
                                    ----    --------      --------      --------      --------
Income from investment
  operations:
  Net investment
    income (loss) ..............    0.         (0.11)        (0.13)        (0.03)        (0.01)
  Net realized and
    unrealized gain (loss)
    on investments .............    0.          2.91          5.91         (1.09)         2.25
                                    ----    --------      --------      --------      --------
Total from investment
  operations ...................    0.          2.80          5.78         (1.12)         2.24
                                    ----    --------      --------      --------      --------
Less distribution
  from capital gains ...........    0.         (2.35)        (0.57)        (0.30)        (0.19)
                                    ----    --------      --------      --------      --------
Net asset value,
  end of period ................    $         $14.74        $14.29         $9.08        $10.50
                                    ====    ========      ========      ========      ========
Class C Ratios/Supplemental Data
Total return ...................    0.%        21.61%        65.37%      -10.97%         26.57%
Net assets, end of period
   (000 omitted) ...............    $0.     $424,612      $329,514      $198,088      $202,557
Ratio of expenses
  to average net
  assets .......................    0.%         2.10%         2.13%         2.12%         2.14%
Ratio of net investment
  income (loss) to average
  net assets ...................    0.%       -0.90%        -1.12%        -0.27%        -0.25%
Portfolio turnover
  rate .........................    0.%        51.41%        33.46%        37.20%        31.84%

* The financial data shown for a Class C share are based on the financial data for a shares of the Fund's prior Class B. On March 24, 2000 that Class B was combined with and redesignated as Class C, which had commenced operations on _____, 1999.

SMALL CAP GROWTH FUND

For a Class Y share outstanding throughout each period*:

                                            For the fiscal year                 For the
                                              ended March 31,                 period from
                                    -------------------------------------     12/29/95**
                                    2000     1999        1998        1997      to 3/3196
                                    ----     ----        ----        ----      ---------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................    $       $14.55       $9.16       $10.52      $10.11
                                    ----    ------      ------      -------      ------
Income from investment
  operations:
  Net investment
    income (loss) ..............    0.        0.00       (0.03)        0.01        0.02
  Net realized and
    unrealized gain (loss)
    on investments .............    0.        3.01        5.99        (1.07)       0.39
                                    ----    ------      ------      -------      ------
Total from investment
  operations ...................    0.        3.01        5.96        (1.06)       0.41
                                    ----    ------      ------      -------      ------
Less distribution
  from capital gains ...........    0.       (2.35)      (0.57)       (0.30)      (0.00)
                                    ----    ------      ------      -------      ------
Net asset value,
  end of period ................    $       $15.21      $14.55        $9.16      $10.52
                                    ====    ======      ======      =======      ======
Class Y Ratios/Supplemental Data
Total return ...................    0.%      22.73%      66.78%     -10.37%        4.11%
Net assets, end of
  period (000
  omitted) .....................    $0.     $7,942        $633         $264          $1
Ratio of expenses
  to average net
  assets .......................    0.%       1.18%       1.30%        1.17%       1.17%***
Ratio of net investment
  income (loss) to average
  net assets ...................    0.%       0.08%     -0.30%         0.31%       0.78%***
Portfolio turnover
  rate .........................    0.%      51.41%      33.46%       37.20%      31.84%***

* Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**    Commencement of operations.
***   Annualized.

TOTAL RETURN FUND

For a Class C share outstanding throughout each period*:

                                              For the fiscal year ended March 31,
                                   --------------------------------------------------------
                                   2000      1999          1998          1997          1996
                                   ----      ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................    $        $12.24         $9.09         $8.17         $6.37
                                    ---    --------      --------      --------      --------
Income from investment
  operations:
  Net investment income
    (loss) .....................    0.         0.03         (0.02)        (0.01)        (0.01)
  Net realized and
    unrealized gain
    on investments .............    0.         0.82          3.56          0.98          1.84
                                    ---    --------      --------      --------      --------
Total from investment
  operations ...................    0.         0.85          3.54          0.97          1.83
                                    ---    --------      --------      --------      --------
Less distributions:
  From net investment
    income .....................    0.        (0.01)        (0.00)        (0.00)        (0.00)
  From capital gains ...........    0.        (1.56)        (0.39)        (0.05)        (0.03)
                                    ---    --------      --------      --------      --------
Total distributions ............              (1.57)        (0.39)        (0.05)        (0.03)
                                    ---    --------      --------      --------      --------
Net asset value,
  end of period ................    $        $11.52        $12.24         $9.09         $8.17
                                    ===    ========      ========      ========      ========
Class C Ratios/Supplemental Data
Total return ...................    %          7.47%        39.57%        11.93%        28.75%
Net assets, end of
  period (000
  omitted) .....................    $      $508,210      $472,970      $317,453      $208,233
Ratio of expenses
  to average net
  assets .......................    %          1.93%         1.92%         1.95%         1.99%
Ratio of net investment
  income (loss) to average
  net assets ...................    %          0.30%       -0.23%        -0.17%        -0.11%
Portfolio turnover
  rate .........................    %         54.73%        36.94%        26.23%        16.78%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares. Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

TOTAL RETURN FUND

For a Class Y share outstanding throughout each period*:

                                            For the fiscal year               For the
                                               ended March 31,              period from
                                    -------------------------------------   12/29/95**
                                    2000     1999        1998        1997   to 3/31/96
                                    ----     ----        ----        ----   ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................    $       $12.46       $9.18      $8.19      $7.66
                                    ----    ------      ------      -----      -----
Income from investment
  operations:
  Net investment
    income .....................              0.12        0.05       0.02       0.02
  Net realized and
    unrealized gain
    on investments .............              0.84        3.62       1.02       0.51
                                    ----    ------      ------      -----      -----
Total from investment
  operations ...................              0.96        3.67       1.04       0.53
                                    ----    ------      ------      -----      -----
Less distributions:
  From net investment
    income .....................             (0.08)      (0.00)     (0.00)     (0.00)
  From capital gains ...........             (1.56)      (0.39)     (0.05)     (0.00)
                                    ----    ------      ------      -----      -----
Total distributions ............             (1.64)      (0.39)     (0.05)     (0.00)
                                    ----    ------      ------      -----      -----
Net asset value,
  end of period ................    $       $11.78      $12.46      $9.18      $8.19
                                    ====    ======      ======      =====      =====
Class Y Ratios/Supplemental Data
Total return ...................    %         8.37%      40.63%     12.69%      6.92%
Net assets, end of
  period (000
  omitted) .....................    $       $1,381        $943       $504        $87
Ratio of expenses
  to average net
  assets .......................    %         1.15%       1.20%      1.18%      0.96%***
Ratio of net investment
  income to average
  net assets ...................    %         1.10%       0.50%      0.65%      1.04%***
Portfolio turnover
  rate .........................    %        54.73%      36.94%     26.23%     16.78%***

* Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**    Commencement of operations.
***   Annualized.

Funds, Inc.

Custodian                                 Underwriter
UMB Bank, n.a.                            Waddell & Reed, Inc.
928 Grand Boulevard                       6300 Lamar Avenue
Kansas City, Missouri                     P. O. Box 29217
                                          Shawnee Mission, Kansas
Legal Counsel                             66201-9217
Kirkpatrick & Lockhart LLP                913-236-2000
1800 Massachusetts Avenue, N.W.           888-WADDELL
Washington, D. C.  20036

Independent Auditors                      Shareholder Servicing Agent
Deloitte & Touche LLP                     Waddell & Reed
1010 Grand Boulevard                      Services Company
Kansas City, Missouri                     6300 Lamar Avenue
64106-2232                                P. O. Box 29217
                                          Shawnee Mission, Kansas
Investment Manager                        66201-9217
Waddell & Reed Investment                 913-236-2000
Management Company                        888-WADDELL
6300 Lamar Avenue
P. O. Box 29217                           Accounting Services Agent
Shawnee Mission, Kansas                   Waddell & Reed
66201-9217                                Services Company
913-236-2000                              6300 Lamar Avenue
888-WADDELL                               P. O. Box 29217
                                          Shawnee Mission, Kansas
                                          66201-9217
                                          913-236-2000
                                          888-WADDELL

Funds, Inc.

You can get more information about the Funds in--

      o The Statement of Additional Information (SAI), which contains detailed information about each Fund, particularly its investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

      o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

                                                   WRP3000(6-00)

TBD Funds, Inc.

High Income Fund

Limited-Term Bond Fund

Money Market Fund

Municipal Bond Fund

This prospectus offers shares in the fixed-income funds of TBD Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.).

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
June 30, 2000

Table of Contents

AN OVERVIEW OF THE FUNDS.....................................................4

HIGH INCOME FUND.............................................................4

LIMITED-TERM BOND FUND......................................................11

MONEY MARKET FUND.............................................................

MUNICIPAL BOND FUND.........................................................20

THE INVESTMENT PRINCIPLES OF THE FUNDS......................................26

  Investment Goals, Principal Strategies and Other Investments..............26

  All Funds.................................................................30

  Risk Considerations of Principal Strategies and Other Investments.........30

YOUR ACCOUNT................................................................32

  Choosing a Share Class......................................................

  Sales Charge Reductions and Waivers.........................................

  Waivers for Certain Investors...............................................

  Ways to Set Up Your Account...............................................40

  Buying Shares.............................................................42

  Minimum Investments.......................................................44

  Adding to Your Account....................................................45

  Selling Shares............................................................45

  Telephone Transactions....................................................49

  Shareholder Services......................................................49
    Personal Service........................................................49
    Reports.................................................................49
    Exchanges...............................................................50
    Automatic Transactions..................................................50

  Distributions and Taxes...................................................51
    Distributions...........................................................51
    Taxes...................................................................52

THE MANAGEMENT OF THE FUNDS.................................................55

  Portfolio Management......................................................55

  Management Fee............................................................56

Financial Highlights........................................................58

An Overview of the Funds

High Income Fund

Goals
High Income Fund seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies
High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund may invest in companies of any size. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service ("MIS"). The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity.

The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund will emphasize a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

o     financial strength;

o     cash flow;

o     management;

o     borrowing requirements; and

o     responsiveness to changes in interest rates and business conditions.

WRIMCO typically selects securities of companies in which the value of the company is not reflected in the security.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and WRIMCO believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o the susceptibility of junk bonds to the risk of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

o an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

o     changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in High Income Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the return would be less than that shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                 CHART OF RETURNS
                         as of December 31 each year (%)*

      1998                         3.64%
      1999                         4.83%

      In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                               AVERAGE ANNUAL TOTAL RETURNS
                                as of December 31, 1999 (%)

                                    1 Year  Life of Class**
Class C Shares of High
   Income Fund*                       1.89%       4.69%
Salomon Brothers High
   Yield Market Index                 1.73%       4.05%
Lipper High Current Yield
   Fund Universe Average              4.53%       2.73%
Class Y Shares of High
   Income Fund                        5.64$       6.63%
Salomon Brothers High
   Yield Market Index                 1.73%       1.73%
Lipper High Current Yield
   Fund Universe Average              4.53%       4.53%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

   *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.

  **Since July 31, 1997, for Class C shares (based on the prior Class B shares) and December 31, 1998, for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from December 31, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of High Income Fund:

Shareholder Fees                        Class A   Class B    Class C   Class Y
(fees paid directly from                Shares    Shares     Shares    Shares
your investment)                        ------     ------     ------   ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                  5.75%       None      None      None

  Maximum Deferred
    Sales Charge (Load)(1)               None        5%        1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

  Management Fees                       0.63%     0.63%      0.63%     0.63%
  Distribution and
    Service (12b-1) Fees                0.25%     1.00%      1.00%     0.25%
  Other Expenses                            %     0.%        0.%       0.%
  Total Annual Fund
    Operating Expenses                      %     %          %         %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------

(1) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Limited-Term Bond Fund

Goal
Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies
Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the security's current coupon;

o     the maturity of the security;

o     the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and

o the structure of the security, such as whether it has a put or a call feature.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

o the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;

o prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Limited-Term Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                      CHART OF YEAR-BY-YEAR RETURNS
                     as of December 31 each year (%)*

      1993                         7.32%
      1994                        -3.04%
      1995                        12.39%
      1996                         3.04%
      1997                         5.64%
      1998                         5.36%
      1999                         0.43%

      In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was 0.%.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                                  AVERAGE ANNUAL TOTAL RETURNS
                                  as of December 31, 1999 (%)

                                      1 Year      5 YearsLife  of Class**
Class C Shares of Limited-
   Term Bond Fund*                   -2.45%       5.30%        3.99%
Salomon Brothers 1-5 Years
   Treasury/Government Sponsored/
   Corporate Index                    2.15%       6.84%        5.54%
Lipper Short-Intermediate
   Investment Grade Debt
   Fund Universe Average              0.89%       6.23%        5.17%
Class Y Shares of Limited-
   Term Bond Fund                     1.36%                    4.46%
Salomon Brothers 1-5 Years
   Treasury/Government Sponsored/
   Corporate Index                    2.15%       6.84%        5.38%
Lipper Short-Intermediate
   Investment Grade Debt
   Fund Universe Average              0.89%       6.23%        4.41%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

  *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

 **Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Limited-Term Bond Fund:

Shareholder Fees                                   Class A       Class B     Class C    Class Y
(fees paid directly from                           Shares        Shares      Shares     Shares
your investment)                                   ------        ------      ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(3)                           None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses (4)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.50%        0.50%       0.50%       0.50%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(3) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(4) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $


*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Money Market Fund

Goal
Money Market Fund seeks maximum current income consistent with stability of principal.

Principal Strategies
Money Market Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund
Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

o the credit quality and other conditions of the issuers whose securities the Fund holds;

o adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest
The Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Money Market Fund has not been in operation for a full calendar year, no performance information is included in this prospectus.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Money Market Fund:

Shareholder Fees                                    Class A      Class B     Class C    Class Y
(fees paid directly from                            Shares       Shares      Shares     Shares
your investment)                                    ------       ------      ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               None         None        None        None

  Maximum Deferred
    Sales Charge (Load) (5)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(6)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.40%        0.40%       0.40%       0.40%
  Distribution and
    Service (12b-1) Fees                             None         1.00%       1.00%       0.25%
  Other Expenses                                      0.%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                0.%          0.%         0.%         0.%

----------
(5) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(6) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Municipal Bond Fund

Goal
Municipal Bond Fund seeks to provide income not subject to Federal income tax.

Principal Strategy
Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the security's current coupon;

o     the maturity of the security;

o     the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and

o the structure of the security, including whether it has a put or a call feature.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline;

o     prepayment of higher-yielding bonds held by the Fund ("prepayment risk");

o     changes in the maturities of bonds owned by the Fund;

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

o the local economic, political or regulatory environment affecting bonds owned by the Fund;

o     failure of a bond's interest to qualify as tax-exempt;

o     legislation affecting the tax status of municipal bond interest;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Municipal Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                        CHART OF YEAR-BY-YEAR RETURNS
                       as of December 31 each year (%)*

      1993                        13.73%
      1994                        -8.83%
      1995                        19.14%
      1996                         3.53%
      1997                         9.17%
      1998                         5.12%
      1999                        -7.04%

      In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was %.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                                  AVERAGE ANNUAL TOTAL RETURNS
                                  as of December 31, 1999 (%)

                                    1 Year      5 Years Life  of Class**
Class C Shares of Municipal
   Bond Fund*                        -9.72%       5.64%        4.70%
Lehman Brothers Municipal
   Debt Index                        -2.07%       6.92%        5.89%
Lipper General Municipal
   Debt Fund Universe Average        -4.63%       5.76%        5.06%%
Class Y Shares of Municipal
   Bond Fund                         -6.56%                   -6.15%
Lehman Brothers Municipal
   Debt Index                        -2.07%       6.92%       -4.63%
Lipper General Municipal Bond
   Debt Fund Universe Average        -4.63%       5.76%       -2.07%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

   *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

  **Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 30, 1998, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992, and December 31, 1998, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Municipal Bond Fund:

Shareholder Fees                                    Class A      Class B     Class C     Class Y
(fees paid directly from                            Shares       Shares      Shares      Shares
your investment)                                    ------       ------      ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(7)                           None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(8)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.53%        0.53%       0.53%       0.53%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(7) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(8) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     %           %           %           %
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

High Income Fund

The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and unrated securities. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 65% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.

When WRIMCO believes that a temporary defensive position is desirable, it may take any one or more of the following steps with respect to the assets in the
Fund:

o     shorten the average maturity of the Fund's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and/or

o     emphasize high-grade debt securities.

By taking a temporary defensive position the Fund may not achieve its investment objectives. As an alternative to taking a temporary defensive position, or in order to more quickly participate in anticipated market changes or market conditions, the Fund may also invest in options and futures contracts.

Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of 2-5 years) of U.S. issuers, including U.S. Government securities, (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Fund will invest at least 65% of its total assets in bonds. There is no guarantee that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stock in certain circumstances.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

o     shorten the average maturity of the Fund's portfolio;

o     hold short-term investments, cash or cash equivalents;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o     invest in convertible preferred stock.

By taking a temporary defensive position the Fund may not achieve its investment objective.

Money Market Fund

The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

o U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);

o bank obligations and instruments secured by bank obligations, such as letters of credit;

o     commercial paper;

o     corporate debt obligations, including variable amount master demand notes;

o     Canadian government obligations; and

o certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the credit quality of the particular issuer or guarantor of the security;

o     the maturity of the security; and

o     the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO will use the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade, which means that the bonds are either:

o     rated at least BBB by S&P, or Baa by MIS; or

o     if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

o     U.S. Government securities;

o     obligations of domestic banks and certain savings and loan associations;

o     commercial paper rated at least A by S&P or MIS; and/or

o     any of the foregoing obligations subject to repurchase agreements.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

o     shorten the average maturity of the Fund's portfolio;

o     hold taxable obligations, subject to the limitations stated above;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a defensive position, the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Money Market
Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than Money Market Fund) will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs and IDBs in which Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects in which Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Your Account

Choosing a Share Class

This Prospectus offers four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

            General Comparison of Class A, Class B and Class C Shares
                  (For each Fund other than Money Market Fund)

Class A                                  Class B                                  Class C
-------                                  -------                                  -------
o Initial sales charge                   o No initial sales charge                o No initial sales charge


o No deferred sales charge               o Deferred sales charge on shares        o A 1% deferred sales charge on
                                             you sell within six calendar             shares you sell within twelve
                                             years after purchase                     months after purchase

o Maximum distribution and service       o Maximum distribution and               o Maximum distribution and
    (12b-1) fees of 0.25%                    service (12b-1) fees of 1.00%            service (12b-1) fees of 1.00%

o For an investment of $2                o Converts to Class A shares at          o Does not convert to Class A

  million or more, only Class A            the end of the seventh                   shares, so annual expenses do
  shares are available                     calendar year following the              not decrease
                                           year of purchase, thus
                                           reducing future annual
                                           expenses

                                         o For an investment of
                                           $300,000 or more,
                                           Waddell & Reed
                                           financial advisors
                                           typically will
                                           recommend purchase
                                           of Class A shares
                                           due to a reduced
                                           sales charge and
                                           lower annual
                                           expenses

  General Comparison of Class A, Class B and Class C Shares -Money Market Fund

Class A                         Class B                     Class C
-------                         -------                     -------
o No initial sales charge       o No initial sales          o No initial sales charge
                                  charge

o Funds Plus                    o Funds Plus Service        o Funds Plus Service
  Service optional                required for direct         required for direct
                                  investment                  investment

o No deferred sales charge      o Deferred sales charge     o A 1% deferred sales
                                  on shares you sell          charge on shares you
                                  within six calendar         sell within 12 months
                                  years

o No distribution and           o Maximum distribution      o Maximum distribution

  service (12b-1) fees            and service (12b-1)         and service (12b-1)
                                  fees of 1.00%               fees of 1.00%

o For an investment             o Converts to Class A       o Does not convert to
  of $2,000,000 or more           shares at the end           Class A shares, so
  only Class A shares             of the seventh              annual expenses do
  are available                   calendar year               not decrease
                                  following the year
                                  of purchase, thus
                                  reducing future
                                  annual expenses

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1") for each of its Class B, Class C and Class Y shares and, except for Money Market Fund, for each of its Class A shares. Under the Class A Plan, each Fund (other than Money Market Fund) may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares (except Class A shares of Money Market Fund) are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.


                  High Income                            Limited-Term Bond
                                                         Municipal Bond

                            Sales                                   Sales
                   Sales    Charge                       Sales      Charge
                  Charge      as                        Charge        as
                    as      Approx.                       as        Approx.
                  Percent   Percent                     Percent     Percent
                    of        of                          of          of
Size of          Offering    Amount      Size of       Offering     Amount
Purchase          Price     Invested     Purchase        Price     Invested
--------        --------    --------     --------      --------    --------
Under                                    Under
   $100,000        5.75%    6.10%           $100,000       4.25%     4.44%

$100,000                                 $100,000
   to less                                  to less
   than                                     than
   $200,000        4.75     4.99            $300,000       3.25      3.36

$200,000
   to less
   than
   $300,000        3.50     3.63

$300,000                                 $300,000
   to less                                  to less
   than                                     than
   $500,000        2.50     2.56            $500,000       2.50      2.56

$500,000                                 $500,000
   to less                                  to less
   than                                     than
   $1,000,000      1.50     1.52            $1,000,000     1.50      1.52

$1,000,000                               $1,000,000
   to less                                  to less
   than                                     than
   $2,000,000      1.00     1.01            $2,000,000     1.00      1.01

$2,000,000                               $2,000,000
   and over        0.00     0.00            and over       0.00      0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the TBD Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares of the funds in the TBD Group and with the NAV of Class A shares of the funds within the Waddell & Reed Group of Funds (formerly the United Group of Funds), except Class A shares of Money Market Fund or Class A shares of Waddell & Reed Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares of TBD Group (the "Corporation"), except shares of Money Market Fund and Waddell & Reed Cash Management, Inc., made during a thirteen-month period ("Letter of Intent"); and

o     Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

The Directors and officers of the Corporation or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o     Certain retirement plans and certain trusts for these persons; and

o Clients of Legend Equities, Corp. ("Legend") as of _____, that redeem assets from an unaffiliated mutual fund if such client has already paid an initial sales charge or a deferred sales charge. Such investment must occur within 30 days of the redemption.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of your Class B or Class C shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B and Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the

CDSC period. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. A Fund's Class B shares will automatically convert to Class A shares of the Fund at the end of the seventh calendar year following the year of purchase. Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC stated below.

                                          Deferred
Date of                                   Sales
Redemption                                Charge
----------                                ------

anytime within 1st calendar year             5%

anytime within 2nd calendar year             4%

anytime within 3rd calendar year             3%

anytime within 4th calendar year             3%

anytime within 5th calendar year             2%

anytime within 6th calendar year             1%

after 6th calendar year                      0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC. For Class B, the date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on July 1, 2000, then redeems all Class B shares on March 1, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares purchased by current or retired Directors of the Corporation, Directors of affiliated companies, current or retired officers or employees of the Corporation, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in Funds Plus Service or other systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions of which the proceeds are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.

o     the exercise of certain exchange privileges.

o redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B or Class C shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's account, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

o     participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

o government entities or authorities and corporations whose investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account
-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couples combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Programs, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend.. To open your account you must complete and sign an application. If you purchase Class B or Class C shares of Money Market Fund directly rather than by exchange, you must establish a Funds Plus Service Plan. Your Waddell & Reed or Legend financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 888-WADDELL, then mail a completed application to Waddell & Reed, Inc. at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

For Money Market Fund the NAV of each class will normally remain fixed at $1.00 per share.

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o     Orders are accepted only at the home office of Waddell & Reed, Inc.

o     All of your purchases must be made in U.S. dollars.

o Dividends for Money Market Fund do not accrue until the Fund has federal funds available to it; federal funds are monies of a member bank of the Federal Reserve System held in deposit at a Federal Reserve Bank.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o If you purchase shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when Legend advisors or that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the Legend advisors or authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account        $500

For certain exchanges     $100

For certain retirement accounts and accounts opened with Automatic Investment Service $50

For certain retirement accounts, and accounts opened through payroll deductions, for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates $25

To Add to an Account      Any amount

For Automatic Investment Service    $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation  $10 million
              (within
              first
              twelve
              months)

For other investors  Any amount

To Add to an Account Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account by check, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, the Fund, and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from Legend advisors, certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o     the name on the account registration;

o     the Fund's name;

o     the Fund account number;

o     the dollar amount or number, and the class, of shares to be redeemed; and

o     any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Corporation will provide you with forms of checks drawn on UMB Bank, n.a. (the "Bank"). You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

o If you purchased shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

  Account Type                      Special Requirements

Individual or Joint           The written instructions must be
Tenant                        signed by all persons required to
                              sign for transactions, exactly as
                              their names appear on the account.
Sole                          Proprietorship The written instructions must be
                              signed by the individual owner of the business.
UGMA,                         UTMA The custodian must sign the written
                              instructions indicating capacity as custodian.
Retirement                    Account The written instructions must be signed by
                              a properly authorized person.
Trust                         The trustee must sign the written instructions
                              indicating capacity as trustee. If the trustee's
                              name is not in the account registration, provide a
                              currently certified copy of the trust document.
Business or                   At least one person authorized by
Organization                  corporate resolution to act on the
                              account must sign the written
                              instructions.
Conservator,                  The written instructions must be
Guardian or Other             signed by the person properly
Fiduciary                     authorized by court order to act in
                              the particular fiduciary capacity.

The Corporation may require a signature guarantee in certain situations such as:

o     a redemption request made by a corporation, partnership or fiduciary;

o     a redemption request made by someone other than the owner of record; or

o     the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Corporation reserves the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by a Fund within forty-five days after the date of your redemption.

The CDSC will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your financial advisor is available to provide personal service. Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o     obtain information about your accounts;

o obtain price information about other funds in TBD Funds, Inc. of Waddell & Reed Group of Funds; or

o     request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o     year-to-date statements (quarterly)

o     annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

Except as provided below, you may sell your shares and buy shares of the same class of any of the funds within the TBD Group or of any of the funds within the Waddell & Reed Group of Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund.

You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for at least six months and any Class A shares of the Fund acquired as payment of a dividend or distribution for Class A shares of any other fund in the TBD Group. You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for less than six months only for Class A shares of Limited-Term Bond, Municipal Bond and Money Market Funds.

Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Corporation reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account with TBD.

            Minimum Amount          Minimum Frequency
            $25 (per Fund)          Monthly

Funds Plus Service
To move money from Money Market Fund to another Fund in TBD, whether in the same or a different Fund account in the same class

            Minimum Amount          Minimum Frequency
            $100                    Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund distribute net investment income at the following times: declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other non-dividend distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.

For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or IDBs should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs or IDBs. A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax. No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the TBD Group or in the Waddell & Reed Group of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the TBD Group without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund and Money Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Group of Mutual Funds, TBD Funds, Inc. and Target/United Funds, Inc. since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Louise D. Rieke is primarily responsible for the management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since July 1986 and has been an employee of such since May 1971.

W. Patrick Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.

Mira Stevovich is primarily responsible for the management of the portfolio of Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Corporation and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO and its predecessors since May 1998 and has been an employee of such since March 1987.

is primarily responsible for the management of the portfolio of Municipal Bond Fund. Mr. has held his Fund responsibilities since June 30, 2000. He is

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion;

for Money Market Fund, 0.40% of annual net assets; and

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

However, WRIMCO has voluntarily agreed to waive its management fee for a Fund on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Prior to June 30, 1999, the management fee was computed on each Fund's (except Money Market Fund) NAV as of the close of business each day at an annual rate as follows:

                     Annual
Fund                   Rate
----                 ------
High Income
   Fund               0.66%
Limited-Term
   Bond Fund          0.56%
Municipal Bond
   Fund               0.56%

For the fiscal year ended March 31, 2000, management fees for each Fund then in existence as a percentage of such Fund's net assets were as follows:

                   Management
Fund                   Fee
----                   ---

High Income
   Fund                0.%

Limited-Term
   Bond Fund           0.%

Municipal
   Bond Fund           0.%

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.

High Income Fund

For a Class C share outstanding throughout each period*:

                                                                     For the
                                   For the fiscal year           period from
                                      ended March 31,              7/31/97**
                                   -------------------               to
                                       2000          1999          3/31/98
                                       ----          ----        -----------
Class C Per-Share Data
Net asset value,
  beginning of period .........          $0.          $10.79         $10.00
                                      ------      ----------     ----------
Income from investment
  operations:
  Net investment
    income ....................           0.            0.63           0.37
  Net realized and
    unrealized gain (loss)
    on investments .............          0.           (0.82)          0.79
                                      ------      ----------     ----------
Total from investment
  operations ...................          0.           (0.19)          1.16
                                      ------      ----------     ----------
Less distributions:
  Declared from net
    investment income .........           0.           (0.63)         (0.37)
  From capital gains ..........           0.           (0.03)         (0.00)
                                      ------      ----------     ----------
Total distributions ...........           0.           (0.66)         (0.37)
                                      ------      ----------     ----------
Net asset value,
  end of period ................         $0.           $9.94         $10.79
                                      ======      ==========     ==========
Class C Ratios/Supplemental Data
Total return ...................         0.%          -1.72%          11.77%
Net assets, end of
  period (000
  omitted) .....................         $0.         $25,427        $11,812
Ratio of expenses
  to average net
  assets .......................         0.%            2.20%          2.52%***
Ratio of net investment
  income to average net
  assets .......................         0.%            6.29%          5.98%***
Portfolio
  turnover rate ................         0.%           50.98%         67.82%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999.
**    Commencement of operations.
***   Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout the period:

                                                     For the
                                   For the            period
                               fiscal year              from
                           ended March 31,         12/30/98*
                          ----------------                to
                                     2000            3/31/99
                                     ----          ---------
Class Y Per-Share Data
Net asset value,
  beginning of period ..........      $0.              $9.97
                                      ------          ------
Income from investment
  operations:
  Net investment
    income .....................      0.                0.20
  Net realized and
    unrealized gain
    on investments .............      0.                0.00
                                      ------          ------
Total from investment
  operations ...................      0.                0.20
                                      ------          ------
Less distributions:
  Declared from net
    investment income ..........      0.               (0.20)
  From capital gains ...........      0.               (0.03)
                                      ------          ------
Total distributions ............      0.               (0.23)
                                      ------          ------
Net asset value,
  end of period ................      $0.              $9.94
                                      ======          ======
Class Y Ratios/Supplemental Data
Total return ...................     0.%               2.45%
Net assets, end of
  period (000
  omitted) .....................      $0.                 $6
Ratio of expenses
  to average net
  assets .......................      0.%               0.26%**
Ratio of net investment
  income to average net
  assets .......................      0.%               8.55%**
Portfolio
  turnover rate ................      0.%              50.98%**

*     Commencement of operations.
**    Annualized.

Limited-Term Bond Fund

For a Class C share outstanding throughout each period*:

                                 For the fiscal year ended March 31,
                            -----------------------------------------
                             2000     1999     1998     1997     1996
                             ----     ----     ----     ----     ----
Class C Per-Share Data
Net asset value,
  beginning of
  period ...............     $      $10.14    $9.90   $10.00   $ 9.70
                           ------   ------   ------    -----   ------
Income from investment
  operations:
  Net investment
    income .............     0.       0.44     0.45     0.44     0.41
  Net realized and
    unrealized gain
    (loss) on
    investments ........     0.       0.02     0.24    (0.09)    0.30
                           ------   ------   ------    -----   ------
Total from investment
  operations ...........     0.       0.46     0.69     0.35     0.71
                           ------   ------   ------    -----   ------
Less distributions:
  Declared from net
    investment income ..     0.      (0.44)   (0.45)   (0.44)   (0.41)
  From capital gains ...     0.      (0.00)   (0.00)   (0.01)   (0.00)
                           ------   ------   ------    -----   ------
  Total distributions ..     0.      (0.00)   (0.45)   (0.45)   (0.41)
                           ------   ------   ------    -----   ------
Net asset value,
  end of period ........     $      $10.16   $10.14    $9.90   $10.00
                           ======   ======   ======    =====   ======
Class C Ratios/Supplemental Data
Total return ...........     0.%      4.65%    7.15%    3.52%    7.41%
Net assets, end of
  period (000
  omitted) .............     $     $21,311   $18,148  $17,770  $23,682
Ratio of expenses
  to average net
  assets ...............     0.%      2.11%    2.12%    2.07%    2.10%
Ratio of net investment
  income to average
  net assets............     0.%      4.34%    4.52%    4.40%    4.14%
Portfolio turnover
  rate .................     0.%     32.11%   27.37%   23.05%   22.08%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                         For the fiscal year    For the
                                            ended March 31,   period from
                                         -------------------  December 29, 1995*
                             2000    1999     1998     1997   to March 31, 1996
                             ----    ----     ----     ----   ------------------
Class Y Per-Share Data
Net asset value,
  beginning of
  period ...............    $0.    $10.14    $9.90   $10.00      $10.16
                            -----  ------   ------   ------      ------
Income from investment
  operations:
  Net investment
    income..............     0.      0.53     0.53     0.52        0.11
  Net realized and
    unrealized gain (loss)
    on investments .....     0.      0.02     0.24    (0.09)      (0.16)
                            -----   -----   ------   ------      ------
Total from investment
  operations ...........     0.      0.55     0.77     0.43       (0.05)
                            -----   -----   ------   ------      ------
Less distributions:
  Declared from net
    investment income ..     0.     (0.53)   (0.53)   (0.52)      (0.11)
  From capital gains ...     0.     (0.00)   (0.00)   (0.01)      (0.00)
                            -----   -----   ------   ------      ------
Total distributions ....     0.     (0.53)   (0.53)   (0.53)      (0.11)
                            -----   -----   ------   ------      ------
Net asset value,
  end of period ........     $     $10.16   $10.14    $9.90      $10.00
                            =====   =====   ======   ======      ======
Class Y Ratios/Supplemental Data
Total return ...........     0.%     5.60%    7.91%    4.33%      -0.49%
Net assets, end of
  period (000
  omitted)..............      $0.    $263     $184     $105          $1
Ratio of expenses
  to average net
  assets ...............     0.%     1.20%    1.32%    1.04%       1.18%**
Ratio of net investment
  income to average
  net assets ...........     0.%     5.25%    5.32%    5.62%       4.70%**
Portfolio turnover
  rate .................     0.%    32.11%   27.37%   23.05%      22.08%**

*     Commencement of operations.
**    Annualized.

Municipal Bond Fund

For a Class C share outstanding throughout each period*:

                                  For the fiscal year ended March 31,
                           ------------------------------------------
                             2000     1999     1998     1997     1996
                             ----     ----     ----     ----     ----
Class C Per-Share Data
Net asset value,
  beginning of
  period ...............     $      $11.45   $10.74   $10.63   $10.30
                           ------   ------   ------   ------   ------
Income from investment
  operations:
  Net investment
    income .............     0.       0.42     0.44     0.45     0.43
  Net realized and
    unrealized gain
    (loss) on
    investments ........     0.       0.10     0.71     0.11     0.33
                           ------   ------   ------   ------   ------
Total from investment
  operations ...........     0.       0.52     1.15     0.56     0.76
                           ------   ------   ------   ------   ------
Less distributions:
  Declared from net
    investment income ..     0.      (0.42)   (0.44)   (0.45)   (0.43)
  From capital gains ...     0.      (0.31)   (0.00)   (0.00)   (0.00)
                           ------   ------   ------   ------   ------
  Total distributions        0.      (0.73)   (0.44)   (0.45)   (0.43)
                           ------   ------   ------   ------   ------
Net asset value,
  end of period ........     $      $11.24   $11.45   $10.74   $10.63
                           ======   ======   ======   ======   ======
Class C Ratios/Supplemental Data
Total return ...........     0.%      4.64%   10.89%    5.32%    7.48%
Net assets, end of
  period (000
  omitted) .............     $0.    $42,906  $40,023  $36,618  $33,869
Ratio of expenses
  to average net
  assets ...............     0.%      1.88%    1.89%    1.92%    1.93%
Ratio of net investment
  income to average
  net assets ...........     0.%      3.68%    3.94%    4.18%    4.05%
Portfolio turnover
  rate .................     0.%     41.53%   27.86%   34.72%   42.02%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:

                                     For the                                or the
                                      fiscal    For the         For the      fiscal          For the
                                        year   period from       period        year      period from
                                       ended   12/30/98***        ended       ended         12/29/95*
                                     3/31/00   to 3/31/99     6/23/97**     3/31/97       to 3/31/96
                                      ------   -----------     --------     --------      ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................      $         $11.58          $10.74        $10.63        $10.94
                                      ----      ------          ------        ------        ------
Income from investment
  operations:
  Net investment
    income .....................      0.          0.13            0.10          0.52          0.12
  Net realized and
    unrealized gain
    (loss) on
    investments ................      0.         (0.03)           0.29          0.11         (0.31)
                                      ----      ------          ------        ------        ------
Total from investment
  operations ...................      0.          0.10            0.39          0.63         (0.19)
                                      ----      ------          ------        ------        ------
Less distributions:
  Declared from net
    investment income ..........      0.         (0.13)          (0.10)        (0.52)        (0.12)
  From capital gains ...........      0.         (0.31)          (0.00)        (0.00)        (0.00)
                                      ----      ------          ------        ------        ------
Total distributions ............      0.         (0.44)          (0.10)        (0.52)        (0.12)
                                      ----      ------          ------        ------        ------
Net asset value,
  end of period ................      $0.       $11.24          $11.03        $10.74        $10.63
                                      ====      ======          ======        ======        ======
Class Y Ratios/Supplemental Data
Total return ...................      0.          0.80%           3.22%         5.96%       -1.80%
Net assets, end of
  period (000
  omitted) .....................      $0.           $2              $0            $1            $1
Ratio of expenses
  to average net
  assets .......................      0.%         1.00%****       4.95%****     1.28%         1.18%****
Ratio of net investment
  income to average
  net assets ...................      0.%         4.40%****       4.12%****     4.83%         4.33%****
Portfolio turnover
  rate .........................      0.%        41.53%****      27.86%        34.72%        42.02%****

*     Initial commencement of operations.
** All outstanding shares were redeemed on June 23, 1997, at the ending net asset value shown in the table.
***   Recommencement of operations.
****  Annualized.

Funds, Inc.

Custodian                                 Underwriter
UMB Bank, n.a.                            Waddell & Reed, Inc.
928 Grand Boulevard                       6300 Lamar Avenue
Kansas City, Missouri 64106               P. O. Box 29217
                                          Shawnee Mission, Kansas
Legal Counsel                             66201-9217
Kirkpatrick & Lockhart LLP                913-236-2000
1800 Massachusetts Avenue, N.W.           888-WADDELL
Washington, D. C.  20036

Independent Auditors                      Shareholder Servicing Agent
Deloitte & Touche LLP                     Waddell & Reed
1010 Grand Boulevard                      Services Company
Kansas City, Missouri                     6300 Lamar Avenue
64106-2232                                P. O. Box 29217
                                          Shawnee Mission, Kansas
Investment Manager                        66201-9217
Waddell & Reed Investment                 913-236-2000
Management Company                        888-WADDELL
6300 Lamar Avenue
P. O. Box 29217                           Accounting Services Agent
Shawnee Mission, Kansas                   Waddell & Reed
66201-9217                                Services Company
913-236-2000                              6300 Lamar Avenue
888-WADDELL                               P. O. Box 29217
                                          Shawnee Mission, Kansas
                                          66201-9217
                                          913-236-2000
                                          888-WADDELL

Funds, Inc.

You can get more information about the Funds in--

      o The Statement of Additional Information (SAI), which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

      o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

TBD Funds, Inc.

Asset Strategy Fund

International Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Science and Technology Fund

Small Cap Growth Fund

Tax-Managed Equity Fund

Total Return Fund

This prospectus offers shares in the equity funds of TBD Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.).

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.


Prospectus
June 30, 2000

Table of Contents

AN OVERVIEW OF THE FUNDS.....................................................4

ASSET STRATEGY FUND..........................................................4

INTERNATIONAL GROWTH FUND...................................................11

LARGE CAP GROWTH FUND.......................................................17

MID CAP GROWTH FUND.........................................................21

SCIENCE AND TECHNOLOGY FUND.................................................25

SMALL CAP GROWTH FUND.......................................................31

TAX-MANAGED EQUITY FUND.....................................................37

TOTAL RETURN FUND...........................................................41

THE INVESTMENT PRINCIPLES OF THE FUNDS......................................47

  Investment Goals, Principal Strategies and Other Investments..............47

  All Funds.................................................................53

  Risk Considerations of Principal Strategies and Other Investments.........53

YOUR ACCOUNT................................................................56

  Choosing a Share Class....................................................56

  Sales Charge Reductions...................................................59

  Ways to Set Up Your Account...............................................64

  Buying Shares.............................................................66

  Minimum Investments.......................................................68

  Adding to Your Account....................................................69

  Selling Shares............................................................69

  Telephone Transactions....................................................73

  Shareholder Services......................................................73
    Personal Service........................................................73
    Reports.................................................................74
    Exchanges...............................................................74
    Automatic Transactions..................................................74

  Distributions and Taxes...................................................75
    Distributions...........................................................75
    Taxes...................................................................76

THE MANAGEMENT OF THE FUNDS.................................................79

  Portfolio Management......................................................79

  Management Fee............................................................81

FINANCIAL HIGHLIGHTS........................................................84

An Overview of the Funds

Asset Strategy Fund

Goal

Asset Strategy Fund seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

o The stock class includes equity securities of all types, although Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount of junk bonds, up to 35% of the Fund's total assets, which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS") or unrated bonds deemed by WRIMCO to be of comparable quality.

o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Mix
---

_ Stocks 70%
(can range
  from
  0-100%)

_ Bonds 25%
(can range
from
0-100%)

_ Short-term 5%
(can range from
 0-100%)

Principal Risks of Investing in the Fund

Because Asset Strategy Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the skill of WRIMCO in allocating the Fund's assets among different types of investments;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

o     prepayment of higher-yielding bonds held by the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in junk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Asset Strategy Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1996                         3.92%
      1997                        10.84%
      1998                         8.64%
      1999                        21.22%

      In the period shown in the chart, the highest quarterly return was 15.52% (the fourth quarter of 1999) and the lowest quarterly return was -4.97% (the first quarter of 1997). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                     1 Year  Life of Class**
Class C Shares of Asset
   Strategy Fund*                    18.22%      10.05%
S&P 500 Index                        21.09%      27.53%
Salomon Brothers Broad
   Investment Grade Debt Index       -0.83%       6.86%
Salomon Brothers Short-Term
   Index for 1 Month Certificates
   of Deposit                         5.32%       5.62%
Lipper All Flexible Portfolio
   Funds Universe Average            12.50%      16.21%
Class Y Shares of Asset
   Strategy Fund                     22.24%      11.90%
S&P 500 Index                        21.09%      26.45%
Salomon Brothers Broad
   Investment Grade Debt Index       -0.83%       5.20%
Salomon Brothers Short-Term
   Index for 1 Month Certificates
   of Deposit                         5.32%       5.55%
Lipper All Flexible Portfolio
   Funds Universe Average            12.50%      14.44%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.

** Since April 20, 1995, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from April 30, 1995, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Fund:

Shareholder Fees                         Class A   Class B   Class C   Class Y
(fees paid directly from                 Shares    Shares    Shares    Shares
your investment)                         ------    ------    ------    ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                    5.75%     None      None      None

  Maximum Deferred
    Sales Charge (Load)(1)                 None       5%         1%     None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

  Management Fees                          0.70%     0.70%      0.70%   0.70%
  Distribution and
    Service (12b-1) Fees(3)                0.25%     1.00%      1.00%   0.25%
  Other Expenses                               %       0.%        0.%     0.%
  Total Annual Fund
    Operating Expenses                     2.21%     2.10%      1.34%

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

--------
(1) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

International Growth Fund

Goals

International Growth Fund seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and/or are represented by the privatization and/or restructuring of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

o     growth potential;

o     earnings potential;

o     management;

o     industry position; and

o     applicable economic and market conditions.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because International Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o changes in foreign exchange rates, which may affect the value of the securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in International Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1993                         3.62%
      1994                         0.12%
      1995                         8.34%
      1996                        19.11%
      1997                        16.89%
      1998                        31.72%
      1999                        88.66%

      In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998).

      The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                     1 Year     5 Years  Life of Class**
Class C Shares of
   International Growth Fund*        85.66%      30.25%      19.91%
Morgan Stanley Capital
   International E.A.FE. Index       26.96%      12.83%      13.55%
Lipper International
   Fund Universe Average             40.80%      15.05%      14.91%
Class Y Shares of
   International Growth Fund         90.62%                  37.56%
Morgan Stanley Capital
   International E.A.FE. Index       26.96%      12.83%      13.55       13.24%
Lipper International
   Fund Universe Average             40.80%      15.05%      14.91       16.81%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992,_ and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Fund:

Shareholder Fees                    Class A     Class B    Class C     Class Y
(fees paid directly from            Shares      Shares     Shares      Shares
your investment)                    ------      ------     ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)               5.75%        None       None        None

  Maximum Deferred
    Sales Charge (Load)(4)            None          5%         1%        None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(5)
(expenses that are deducted from Fund assets)

  Management Fees                    0.85%       0.85%      0.85%       0.85%
  Distribution and
    Service (12b-1) Fees             0.25%       1.00%      1.00%       0.25%
  Other Expenses                         %         0.%        0.%         0.%
  Total Annual Fund
    Operating Expenses                   %           %          %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------
(4) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(5) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $         $           $
Class B Shares                     $           $         $           $*
Class C Shares                     $           $         $           $
Class Y Shares                     $           $         $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Large Cap Growth Fund

Goal
Large Cap Growth Fund seeks the appreciation of your investment.

Principal Strategies
Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stock issued by U.S. companies with market capitalizations of $4 to $10 billion or greater at the time of purchase that WRIMCO believes have appreciation possibilities. WRIMCO typically emphasizes growth stocks, but also includes value stocks, in the Fund's portfolio to provide a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

o     changes in economic and political conditions;

o     the short-term and long-term outlook for the industry being analyzed;

o     the management capability of the company being considered; and

o the company's market position, product line, technological position and prospects for increased earnings.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Large Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

As well, the Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
The Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Large Cap Growth Fund has not been in operation for a full calendar year, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Large Cap Growth Fund:

Shareholder Fees                                    Class A   Class B    Class C    Class Y
(fees paid directly from                            Shares    Shares     Shares     Shares
your investment)                                    ------    ------     ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                              5.75%     None       None       None

  Maximum Deferred
    Sales Charge (Load) (6)                         None         5%         1%      None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(7)
(expenses that are deducted from Fund assets)

  Management Fees                                   0.70%     0.70%      0.70%      0.70%
  Distribution and
    Service (12b-1) Fees                            0.25%     1.00%      1.00%      0.25%
  Other Expenses                                      0.%       0.%        0.%        0.%
  Total Annual Fund
    Operating Expenses                                0.%         %          %          %

----------
(6) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(7) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Mid Cap Growth Fund

Goal
Mid Cap Growth Fund seeks the growth of your investment.

Principal Strategies
Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies whose market capitalizations are within the range of capitalizations of companies comprising the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and that WRIMCO, the Fund's investment manager, believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

o     new or innovative products or services,

o     adaptive or creative management,

o     strong financial and operational capabilities to sustain growth,

o     market potential, and

o     profit potential.

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Mid Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
The Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Mid Cap Growth Fund has not been in operation for a full calendar year, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Growth Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load) (8)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(9)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                       0.%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                 0.%          0.%         0.%         0.%

----------

(8) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(9) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Science and Technology Fund

Goal
Science and Technology Fund seeks long-term capital growth.

Principal Strategies
Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in science and technology equity securities of U.S. companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size. The Fund emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

o     growth potential;

o     earnings potential;

o     management;

o     industry position; and

o     applicable economic and market conditions.

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o     government regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Science and Technology Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows the Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                Chart of Returns
                        as of December 31 each year (%)*

      1998                        44.03%
      1999                       177.01%

      In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -12.63% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          Average Annual Total Returns
                           as of December 31, 1999 (%)

                                    1 Year  Life of Class**

Class C Shares of Science
   and Technology Fund*             174.01%      78.42%
Goldman Sachs Technology
   Industry Composite Index          88.86%      53.80%
S&P 400 Index                         %           %           %
Lipper Science and Technology
   Fund Universe Average            134.77%      59.78%
Class Y Shares of Science
   and Technology Fund              175.81%     117.27%
Goldman Sachs Technology
   Industry Composite Index          88.86%      84.62%
S&P 400 Index                         %           %           %
Lipper Science and Technology
   Fund Universe Average            134.77%      99.09%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since July 31, 1997, for Class C shares (based on the prior Class B shares) and June 9, 1998, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from July 31, 1997, and June 30, 1998, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(10)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(11)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(10) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(11) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Small Cap Growth Fund

Goal
Small Cap Growth Fund seeks growth of capital.

Principal Strategies
Small Cap Growth Fund, formerly known as Growth Fund, seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:

o     aggressive or creative management;

o     technological or specialized expertise;

o     new or unique products or services; and

o     entry into new or emerging industries.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Small Cap Growth Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o     the skill of WRIMCO in evaluating and selecting securities for the Fund.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

o     products offered may fail to sell as anticipated;

o a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;

o     the company may never achieve profitability; and

o economic, market and technological factors may cause the new industry itself to lose favor with the public.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Small Cap Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                        as of December 31 each year (%)*

      1993                        24.20%
      1994                        12.75%
      1995                        32.14%
      1996                         2.30%
      1997                        21.12%
      1998                        44.57%
      1999                        61.42%

      In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -13.74% (the third quarter of 1998).

      The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                    1 Year      5 Years       Life of Class**
Class C Shares of Small Cap
   Growth Fund*                      58.42%      30.75%            28.84%
Russell 2000 Growth Index            43.08%      18.95%            16.94%
Lipper Small-Cap Funds
   Universe Average                  33.35%      19.46%            18.12%
Class Y Shares of Small Cap
   Growth Fund                       62.79%                        31.67%
Russell 2000 Growth Index            43.08%       %                16.12%
Lipper Small-Cap Funds
   Universe Average                  33.35%       %                17.53%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

* The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Growth Fund:

Shareholder Fees                                    Class A     Class B      Class C    Class Y
(fees paid directly from                            Shares      Shares       Shares     Shares
your investment)                                    ------      ------       ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(12)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(13)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.85%        0.85%       0.85%       0.85%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %            %           %           %
  Total Annual Fund
  Operating Expenses                                    %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------

(12) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(13) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Tax-Managed Equity Fund

Goal
Tax-Managed Equity Fund seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies
Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund
Because Tax-Managed Equity Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o     the skill of WRIMCO in evaluating and selecting securities for the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the Fund's tax-sensitive investment strategy not limiting taxable income and realized capital gains as contemplated.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, and growth stock in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

Performance

Tax-Managed Equity Fund has not been in operation for a full calendar year; therefore, it does not have performance information of at least one calendar year to include a bar chart or performance table.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Managed Equity Fund.

Shareholder Fees                                     Class A     Class B     Class C     Class Y
(fees paid directly from                             Shares      Shares      Shares      Shares
   your investment)                                  ------      ------      ------      ------

Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of
   offering price)                                   5.75%        None        None        None

Maximum Deferred Sales
   Charge (Load)(14)                                 None            5%          1%       None
   (as a percentage of
   lesser of amount invested
   or redemption value)

Annual Fund Operating Expenses(15)
(expenses that are deducted from Fund assets)

Management Fees                                      0.65%        0.65%       0.65%       0.65%
Distribution and
   Service (12b-1) Fees                              0.25%        1.00%       1.00%       0.25
Other Expenses                                        0.%          0.%         0.%         0.%
Total Annual Fund
   Operating Expenses                                   %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest

----------

(14) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(15) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

$10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the class expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Total Return Fund

Goal
Total Return Fund seeks to provide current income while seeking capital growth.

Principal Strategies
Total Return Fund seeks to achieve its goal by investing primarily in common stocks of U.S. companies with dominant market positions in their industries and with a record of paying regular dividends on common stock or that have the potential for capital appreciation. When WRIMCO believes that stocks with high yields are less attractive than other common stocks, the Fund may hold lower-yielding or non-dividend-paying common stocks because of their prospects for capital appreciation. At other times, such as when the economy no longer presents a favorable environment for the common stocks of large U.S. companies, the Fund may seek to achieve its goal by investing in investment grade debt securities. The Fund may make such investments when WRIMCO believes the return on these securities is attractive relative to the return on common stocks. The Fund may invest in debt securities of any maturity and may invest in companies of any size.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o     dividend payment history;

o     profitability record;

o     history of improving sales and profits;

o     management;

o     leadership position in its industry; and

o     stock price value.

Generally, in determining whether to sell either an equity security or a debt security, WRIMCO uses the same analysis used in order to determine if the equity security offers opportunities for capital appreciation or if the debt security continues to provide adequate income. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Total Return Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline; and

o     WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Total Return Fund is designed for investors who seek dividend income with the potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Total Return Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A or Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)*

      1993                        14.03%
      1994                        -2.07%
      1995                        29.65%
      1996                        18.12%
      1997                        24.61%
      1998                        20.73%
      1999                        12.15%

      In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -7.12% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      * The returns shown are based on the performance of the Fund's prior Class
        B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                          AVERAGE ANNUAL TOTAL RETURNS
                           as of December 31, 1999 (%)

                                    1 Year      5 Years   Life of Class**
Class C Shares of Total
   Return Fund*                       9.15%      20.91%      16.66%
S&P 500 Index                        21.09%      28.59%      21.55%
Lipper Growth and Income
   Fund Universe Average             13.76%      21.34%      16.80%
Class Y Shares of Total
   Return Fund                       12.96%                  19.68%
S&P 500 Index                        21.09%      28.59%      26.45%
Lipper Growth and Income
   Fund Universe Average             13.76%      21.34%      19.03%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

  * The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

** Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Total Return Fund:

Shareholder Fees                                     Class A    Class B      Class C     Class Y
(fees paid directly from                             Shares     Shares       Shares      Shares
your investment)                                     ------     ------       ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(16)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(17)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.70%        0.70%       0.70%       0.70%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                       .%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                 .%            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------

(16) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(17) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Asset Strategy Fund

The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class in general. The allowable range and approximate percentage of the mix for each asset class, as a percentage of total assets of the Fund, are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.

Mix          Range
---------    ------
Stock
class        0-100%
70%
Bond
class        0-100%
25%
Short-term
class        0-100%
5%

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

o money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

o     precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

International Growth Fund

The primary goal of the International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of foreign issuers. There is no guarantee that the Fund will achieve its goals.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade (rated BBB and higher by S&P or Baa and higher by MIS).

Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. As well, the Fund will invest at least 65% of its total assets in growth securities (primarily in common stock) during normal market conditions. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may invest up to all of the Fund's assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both, and may also invest up to all of the Fund's assets in U.S. securities. By taking a temporary defensive position the Fund may not achieve its investment objectives.

Large Cap Growth Fund

The goal of the Large Cap Growth Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by U.S. companies that WRIMCO believes have appreciation possibilities. There is no guarantee that the Fund will achieve its goal.

The Fund invests primarily in common stock but may also own, to a limited extent, preferred stock and debt securities, typically of investment grade (rated BBB or higher by S&P or Baa or higher by MIS) and of any maturity. The Fund may also own convertible securities. As well, the Fund may invest, to a lesser extent, in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. By taking a temporary defensive position in either or both of these ways the Fund may not achieve its investment objective.

Mid Cap Growth Fund

The goal of the Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies whose market capitalizations are within the range of capitalizations of companies comprising the S&P MidCap 400 and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the S&P MidCap 400. Companies whose capitalization falls outside the range of the S&P MidCap 400 after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, short-term securities issued by the U.S. Government or its agencies or instrumentalities and other money market instruments) and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o     aerospace and defense electronics;

o     biotechnology;

o     business machines;

o     cable and broadband access;

o     communications and electronic equipment;

o     computer software and services;

o     computer systems;

o     electronics;

o     electronic media;

o     internet and internet-related services;

o     medical devices and drugs;

o     medical and hospital supplies and services; and

o     office equipment and supplies.

The Fund primarily owns common stock; however, it may invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities. WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than those of science or technology companies. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.

Small Cap Growth Fund

The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in common stocks of small capitalization companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade (rated BBB and higher by Standard & Poor's or Baa and higher by Moody's Investors Service, Inc., or, if unrated, deemed by WRIMCO to be of comparable quality). The Fund may also buy foreign securities; however, it may not invest more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Tax-Managed Equity Fund

The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

o     a long-term, low turnover approach to investing;

o an emphasis on lower-yielding securities to require distribution of little, if any, taxable income;

o     an attempt to avoid net realized short-term gains;

o in the sale of portfolio securities, selection of the most tax-favored lots; and

o selective tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, primarily common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade (rated BBB and higher by S&P or Baa and higher by MIS). The Fund may also buy foreign securities; however, it may not invest more than 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Total Return Fund

The goal of Total Return Fund is to provide current income while seeking capital growth. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. companies that have a record of paying regular dividends or have the potential for capital appreciation. The Fund may invest a limited amount of its assets in foreign securities. There is no guarantee that the Fund will achieve its goals.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

o hold cash, commercial paper, certificates of deposit or other short-term investments;

o invest in debt securities (including commercial paper or short-term U.S. Government securities); or

o     invest in convertible preferred stock.

By taking a temporary defensive position the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity risk and other market risk and financial risk.

o Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.

Notwithstanding Tax-Managed Equity Fund's use of tax management investment strategies, the Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time which could include adverse changes to applicable tax rates or capital gains holding periods.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.

Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.

Your Account

Choosing a Share Class

This Prospectus offers four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors. Some of the factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

            General Comparison of Class A, Class B and Class C Shares

Class A                          Class B                             Class C
-------                          -------                             -------

o Initial sales charge           o No initial sales charge           o No initial sales charge

o No deferred sales charge       o Deferred sales charge on          o A 1% deferred sales
                                   shares you sell within              charge on shares you
                                   six calendar years after            sell within twelve
                                   purchase                            months after purchase

o Maximum distribution and       o Maximum distribution and          o Maximum distribution and
  service (12b-1) fees of          service (12b-1) fees of             service (12b-1) fees of
  0.25%                            1.00%                               1.00%

o For an investment of           o Converts to Class A               o Does not convert to
  $2 million or more, only         shares at the end of the            Class A shares, so
  Class                                                                annual

  A shares are available           seventh calendar year               expenses do not decrease
                                   following the year of
                                   purchase, thus reducing
                                   future annual expenses

                                 o For an investment of
                                   $300,000 or more, you
                                   may wish to consider
                                   purchase of Class A shares
                                   due to a reduced sales
                                   charge and lower annual
                                   expenses

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, ("Rule 12b-1") for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

                            Sales
                Sales      Charge       Reallowance
               Charge        as         to Dealers
                 as        Approx.          as
               Percent     Percent       Percent
                 of          of             of
Size of       Offering     Amount        Offering
Purchase        Price     Invested        Price
--------      --------     -------       -------
Under
   $100,000     5.75%       6.10%

$100,000
   to less
   than
   $200,000     4.75        4.99

$200,000
   to less
   than
   $300,000     3.50        3.63

$300,000
   to less
   than
   $500,000     2.50        2.56

$500,000
   to less
   than
   $1,000,000   1.50        1.52

$1,000,000
   to less
   than
   $2,000,000   1.00        1.01

$2,000,000
   and over     0.00        0.00

Sales Charge Reductions

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the Funds in the TBD Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares of TBD Group (the "Corporation"), except shares of Money Market Fund made during a thirteen-month period ("Letter of Intent"); and

o     Grouping purchases by certain related persons.

Additional information and applicable forms are available from the Distributor and the firm through which you purchased your shares.


Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of your Class B or Class C shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Funds' Class B and Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the CDSC period. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. A Fund's Class B shares will automatically convert to Class A shares of the Fund at the end of the seventh calendar year following the year of purchase. Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC stated below.

                                          Deferred
Date of                                   Sales
Redemption                                Charge
----------                                ------

anytime within 1st calendar year             5%

anytime within 2nd calendar year             4%

anytime within 3rd calendar year             3%

anytime within 4th calendar year             3%

anytime within 5th calendar year             2%

anytime within 6th calendar year             1%

after 6th calendar year                      0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC. For Class B, the date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on July 1, 2000, then redeems all Class B shares on March 1, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares purchased by current or retired Directors of the Corporation, Directors of affiliated companies, current or retired officers or employees of the

      Corporation, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions of which the proceeds are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.

o     the exercise of certain exchange privileges.

o redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B or Class C shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

o     participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

o government entities or authorities and corporations whose investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couples combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Programs, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of each of the Funds through your financial advisor and through other broker-dealers and banks that have selling agreements with the Distributor. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application. Your Waddell & Reed or Legend financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

o The securities in a Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o     Orders are accepted only at the home office of Waddell & Reed, Inc.

o     All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o If you purchase shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when Legend advisors or that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult Legend advisors or that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account            $500

For certain exchanges         $100

For certain retirement accounts and accounts opened with Automatic Investment
Service   $50

To Add to an Account          Any amount

For Automatic Investment Service    $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation  $10 million
              (within
              first
              twelve
              months)

For other investors     Any amount

To Add to an Account    Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account by check, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, the Fund, and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from Legend advisors, certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o     the name on the account registration;

o     the Fund's name;

o     the Fund account number;

o     the dollar amount or number, and the class, of shares to be redeemed; and

o     any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

o If you purchased shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

      Account Type                          Special Requirements

Individual or                   The written instructions must be signed by
Joint Tenant                    all persons required to sign for
                                transactions, exactly as their names appear on the account.

Sole Proprietorship The written instructions must be signed by the individual owner of the business.

UGMA, UTMA                      The custodian must sign the written instructions
                                indicating capacity as custodian.

Retirement                      The written instructions must be signed by a
Account                         properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or                     At least one person authorized by
Organization                    corporate resolution to act on the account
                                must sign the written instructions.

Conservator,                    The written instructions must be signed by
Guardian or                     the person properly authorized by court
Other Fiduciary                 order to act in the particular fiduciary
                                capacity.

The Corporation may require a signature guarantee in certain situations such as:

o     a redemption request made by a corporation, partnership or fiduciary;

o     a redemption request made by someone other than the owner of record; or

o     the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Corporation reserves the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Corporation within forty-five days after the date of your redemption.

The CDSC will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services


Personal Service

A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o     obtain information about your accounts;

o obtain price information about other funds in TBD Funds, Inc. or Waddell & Reed Group of Funds; or

o     request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o     year-to-date statements (quarterly)

o     annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same class of any of the funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund.

Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Corporation reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account with Funds, Inc.

            Minimum Amount          Minimum Frequency
            $25 (per Fund)          Monthly

Funds Plus Service
To move money from Money Market Fund to another Fund in Funds, Inc., whether in the same or a different Fund account

            Minimum Amount          Minimum Frequency
            $100                    Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Total Return Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth Fund, International Growth Fund and Science and Technology Fund, annually in December; Large Cap Growth Fund, semiannually in June and December; and Asset Strategy Fund, quarterly in March, June, September and December. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other non-dividend distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.

For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the TBD Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another Fund in the TBD Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by a Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, TBD Funds, Inc. and Target/United Funds, Inc. since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the portfolio of Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research of WRIMCO since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the portfolio of Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994 and has been an employee of such since May 1994. Mr. Vrabac was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the portfolio of Small Cap Growth Fund. Mr. Seferovich has held his Fund responsibilities since September 1992. He is Senior Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO since February 1989 and has been an employee of such since February 1989. From March 1996 to March 1998, Mr. Seferovich was

Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris has held his Fund responsibilities since May 1998. He is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris has served as an investment analyst with WRIMCO since October 1, 1991 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January 1, 1996 until May 1998. He has been an employee of WRIMCO since October 1, 1991.

Thomas A. Mengel is primarily responsible for the management of the portfolio of International Growth Fund. Mr. Mengel has held his Fund responsibilities since joining WRIMCO on May 1, 1996. Mr. Mengel is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

Daniel P. Becker is primarily responsible for the management of the portfolio of Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessors since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Zachary H. Shafran is primarily responsible for the management of the portfolio of Mid Cap Growth Fund. Mr. Shafran has held his responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment management company for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996 and has served as a portfolio manager since January 1996.

Henry J. Herrmann is primarily responsible for the management of the portfolio of Science and Technology Fund. Mr. Herrmann has held his Fund responsibilities since April 17, 2000. He is Vice President of the Fund and Vice President of each investment company managed by WRIMCO. He is President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; and President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.

Cynthia P. Prince-Fox is primarily responsible for the management of the portfolio of Tax-Managed Equity Fund. Ms. Prince-Fox has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January, 1993 Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessors.

James D. Wineland is primarily responsible for the management of the portfolio of Total Return Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO since January 1988 and has been an employee of such since November 1984.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion;

for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion;

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion; and

for Total Return Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion.

For each of Large Cap Growth Fund, Mid Cap Growth Fund, and Tax-Managed Equity Fund, WRIMCO has voluntarily agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Prior to June 30, 1999, the management fee was computed on each Fund's (except Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund) NAV as of the close of business each day at an annual rate as follows:

                                   Annual
Fund                                Rate
----                               ------
Asset Strategy
   Fund                             0.81%
Small Cap Growth Fund               0.81%
International
   Growth Fund                      0.81%
Science and Technology
   Fund                             0.71%
Total Return
   Fund                             0.71%

For the fiscal year ended March 31, 2000, management fees for each Fund then in existence as a percentage of such Fund's net assets were as follows:

                              Management
Fund                              Fee
----                              ---
Asset Strategy
   Fund                           0.81%

Small Cap Growth Fund               0.%

International
   Growth Fund                    0.%

Science and
   Technology Fund                0.%
Total Return
   Fund                           0.71%

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.

ASSET STRATEGY FUND

For a Class C share outstanding throughout each period*:

                                                                                For the
                                                                                 period
                                       For the fiscal year                        from
                                          ended March 31,                      4/20/95**
                                   ----------------------------                    to
                                    2000      1999        1998        1997      3/31/96
                                    ----      ----        ----        ----      -------
Class C Per-Share Data
Net asset value,
  beginning of period ..........     $       $11.42       $9.73      $10.15      $10.00
                                   ------   -------     -------     -------     -------
Income from investment
  operations:
  Net investment
    income .....................               0.15        0.21        0.23        0.16
  Net realized and
    unrealized gain (loss)
    on investments .............               0.05        2.16       (0.30)       0.14
                                   ------   -------     -------     -------     -------
Total from investment
  operations ...................               0.20        2.37       (0.07)       0.30
                                   ------   -------     -------     -------     -------
Less distributions:
  From net investment
    income .....................              (0.16)      (0.22)      (0.21)      (0.15)
  From capital gains ...........              (0.26)      (0.46)      (0.14)      (0.00)
                                   ------   -------     -------     -------     -------
Total distributions ............              (0.42)      (0.68)      (0.35)      (0.15)
                                   ------   -------     -------     -------     -------
Net asset value,
  end of period ................     $       $11.20      $11.42       $9.73      $10.15
                                   ======   =======     =======     =======     =======
Class C Ratios/Supplemental Data
Total return ...................     %         1.79%      24.94%     -0.86%        3.00%
Net assets, end of
  period (000
  omitted) .....................     $      $30,473     $19,415     $13,398     $13,221
Ratio of expenses

  to average net
  assets .......................     %         2.32%       2.44%       2.52%       2.54%***
Ratio of net investment
  income to average net
  assets .......................     %         1.38%       2.02%       2.21%       2.14%***
Portfolio
  turnover rate ................     %       168.17%     220.67%     109.92%      75.02%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.
**    Commencement of operations.
***   Annualized.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                               For the fiscal year                  For the
                                                 ended March 31,                  period from
                                         -------------------------------           12/29/95*
                                    2000       1999         1998         1997      to 3/31/96
                                    ----       ----         ----         ----      ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................     $        $11.43        $9.73       $10.16       $10.23
                                   ------     ------       ------       ------       ------
Income from investment
  operations:
  Net investment
    income .....................                0.26         0.31         0.27         0.07
  Net realized and
    unrealized gain (loss)
    on investments .............                0.05         2.16        (0.26)       (0.08)
                                   ------     ------       ------       ------       ------
Total from investment
  operations ...................                0.31         2.47         0.01        (0.01)
                                   ------     ------       ------       ------       ------
Less distributions:
  From net investment
    income .....................               (0.27)       (0.31)       (0.30)       (0.06)
  From capital gains ...........               (0.26)       (0.46)       (0.14)       (0.00)
                                   ------     ------       ------       ------       ------
Total distributions ............               (0.53)       (0.77)       (0.44)       (0.06)
                                   ------     ------       ------       ------       ------
Net asset value,
  end of period ................     $        $11.21       $11.43        $9.73       $10.16
                                   ======     ======       ======       ======       ======
Class Y Ratios/Supplemental Data
Total return ...................     %          2.75%       26.06%        0.05%      -0.25%
Net assets, end of
  period (000
  omitted) .....................     $          $307         $225         $116           $1
Ratio of expenses
  to average net
  assets .......................     %          1.45%        1.58%        1.61%        1.95%**
Ratio of net investment
  income to average
  net assets ...................     %          2.25%        2.90%        2.97%        2.34%**
Portfolio turnover
  rate .........................     %        168.17%      220.67%      109.92%       75.02%***

*     Commencement of operations.
**    Annualized.
*** Portfolio turnover is for the period from April 20, 1995 to March 31, 1996.

INTERNATIONAL GROWTH FUND

For a Class C share outstanding throughout each period*:

                                                 For the fiscal year ended March 31,
                                     ------------------------------------------------------------
                                      2000        1999          1998          1997          1996
                                      ----        ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................       $         $15.04        $12.40         $9.94         $9.36
                                     ------     -------       -------       -------       -------
Income from investment
  operations:
  Net investment
    income (loss) ..............         0.       (0.07)        (0.10)        (0.03)         0.08
  Net realized and
    unrealized gain (loss)
    on investments .............         0.        1.55          4.12          2.50          0.63
                                     ------     -------       -------       -------       -------
Total from investment
  operations ...................         0.        1.48          4.02          2.47          0.71
                                     ------     -------       -------       -------       -------
Less distributions:
  From net
    investment income ..........         0.       (0.00)        (0.00)        (0.01)        (0.11)
  From capital gains ...........         0.       (0.94)        (1.38)        (0.00)        (0.00)
  In excess of net
    investment income ..........         0.       (0.00)        (0.00)        (0.00)        (0.02)
                                     ------     -------       -------       -------       -------
  Total distributions ..........         0.       (0.94)        (1.38)        (0.01)        (0.13)
                                     ------     -------       -------       -------       -------
Net asset value,
  end of period ................       $         $15.58        $15.04        $12.40         $9.94
                                     ======     =======       =======       =======       =======
Class C Ratios/Supplemental Data
Total return ...................        0.%       10.36%        35.24%        24.85%         7.64%
Net assets, end of
  period (000
  omitted) .....................       $        $99,764       $87,041       $50,472       $20,874
Ratio of expenses
  to average net
  assets .......................        0.%        2.35%         2.35%         2.46%         2.50%
Ratio of net investment
  income (loss) to average
  net assets ...................        0.%      -0.53%        -0.82%        -0.52%          0.63%
Portfolio turnover
  rate .........................        0.%      116.25%       105.11%        94.76%        88.55%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year                For the
                                                ended March 31,                 period from
                                     ------------------------------------       December 29, 1995*
                                      2000     1999      1998       1997        to March 31, 1996
                                      ----     ----      ----       ----        -----------------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................       $      $15.35    $12.52      $9.95       $9.70
                                     ------   ------    ------     ------       -----
Income from investment
  operations:
  Net investment income ........         0.     0.05      0.01       0.02        0.02
  Net realized and
    unrealized gain
    on investments .............         0.     1.62      4.20       2.56        0.23
                                     ------   ------    ------     ------       -----
Total from investment
  operations ...................         0.     1.67      4.21       2.58        0.25
                                     ------   ------    ------     ------       -----
Less distributions:
  From net investment
    income .....................         0.    (0.00)    (0.00)     (0.01)      (0.00)
  From capital gains ...........         0.    (0.94)    (1.38)     (0.00)      (0.00)
                                     ------   ------    ------     ------       -----
Total distributions ............         0.    (0.94)    (1.38)     (0.01)      (0.00)
                                     ------   ------    ------     ------       -----
Net asset value,
  end of period ................       $      $16.08    $15.35     $12.52       $9.95
                                     ======   ======    ======     ======       =====
Class Y Ratios/Supplemental Data
Total return ...................        0.%    11.41%    36.45%     25.93%       2.58%
Net assets, end of
  period (000
  omitted) .....................       $        $629      $419       $227          $7
Ratio of expenses
  to average net
  assets .......................        0.%     1.44%     1.51%      1.59%       1.84%**
Ratio of net investment
  income to average
  net assets ...................        0.%     0.36%     0.07%      0.05%       1.07%**
Portfolio turnover
  rate .........................        0.%   116.25%   105.11%     94.76%      88.55%**

*     Commencement of operations.
**    Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class C share outstanding throughout each period*:

                                                                   For the
                                        For the fiscal year      period from
                                          ended March 31,          7/31/97**
                                        -------------------          to
                                           2000     1999           3/31/98
                                           ----     ----           -------

Class C Per-Share Data
Net asset value,
  beginning of period ..................   $       $12.01           $10.00
                                           ----   -------           ------
Income from investment
  operations:
  Net investment
    loss ...............................   0.       (0.09)           (0.07)
  Net realized and
    unrealized gain
    on investments .....................   0.        5.53             2.08
                                           ----   -------           ------
Total from investment
  operations ...........................   0.        5.44             2.01
                                           ----   -------           ------
Net asset value,
  end of period ........................   $0.     $17.45           $12.01
                                           ====   =======           ======
Class C Ratios/Supplemental Data
Total return ...........................   0.%      45.30%           20.10%
Net assets, end of
  period (000
  omitted) .............................   $0.    $44,371           $7,615
Ratio of expenses
  to average net
  assets ...............................   0.%       2.57%            3.20%***
Ratio of net investment
  loss to average net
  assets ...............................   0.%      -1.26%           -1.66%***
Portfolio
  turnover rate ........................   0.%      51.00%           26.64%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999.
**    Commencement of operations.
***   Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout the period:

                                                  For the         For the
                                                   fiscal       period from
                                                    year          6/9/98*
                                                   ended            to
                                                  3/31/00         3/31/99
                                                  -------         -------
Class Y Per-Share Data
Net asset value,
  beginning of period ..........................    $0.           $12.20
                                                                  ------
Income from investment
  operations:
  Net investment
    income .....................................    0.              0.01
  Net realized and
    unrealized gain
    on investments .............................    0.              5.44
                                                    -----         ------
Total from investment
  operations ...................................    0.              5.45
                                                    -----         ------
Net asset value,
  end of period ................................    $0.           $17.65
                                                    =====         ======
Class Y Ratios/Supplemental Data
Total return ...................................    0.%            44.67%
Net assets, end of
  period (000
  omitted) .....................................    $0.              $53
Ratio of expenses
  to average net
  assets .......................................    0.%             0.62%**
Ratio of net investment
  income to average net
  assets .......................................    0.%             0.54%**
Portfolio
  turnover rate ................................    0.%            51.00%**

*     Commencement of operations.
**    Annualized.

SMALL CAP GROWTH FUND

For a Class C share outstanding throughout each period*:

                                              For the fiscal year ended March 31,
                                    --------------------------------------------------------
                                    2000      1999          1998          1997          1996
                                    ----      ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................    $0.       $14.29         $9.08        $10.50         $8.45
                                    ----    --------      --------      --------      --------
Income from investment
  operations:
  Net investment
    income (loss) ..............    0.         (0.11)        (0.13)        (0.03)        (0.01)
  Net realized and
    unrealized gain (loss)
    on investments .............    0.          2.91          5.91         (1.09)         2.25
                                    ----    --------      --------      --------      --------
Total from investment
  operations ...................    0.          2.80          5.78         (1.12)         2.24
                                    ----    --------      --------      --------      --------
Less distribution
  from capital gains ...........    0.         (2.35)        (0.57)        (0.30)        (0.19)
                                    ----    --------      --------      --------      --------
Net asset value,
  end of period ................    $         $14.74        $14.29         $9.08        $10.50
                                    ====    ========      ========      ========      ========
Class C Ratios/Supplemental Data
Total return ...................    0.%        21.61%        65.37%      -10.97%         26.57%
Net assets, end of period
   (000 omitted) ...............    $0.     $424,612      $329,514      $198,088      $202,557
Ratio of expenses
  to average net
  assets .......................    0.%         2.10%         2.13%         2.12%         2.14%
Ratio of net investment
  income (loss) to average
  net assets ...................    0.%       -0.90%        -1.12%        -0.27%        -0.25%
Portfolio turnover
  rate .........................    0.%        51.41%        33.46%        37.20%        31.84%

* The financial data shown for a Class C share are based on the financial data for a shares of the Fund's prior Class B. On March 24, 2000 that Class B was combined with and redesignated as Class C, which had commenced operations on _____, 1999.

SMALL CAP GROWTH FUND

For a Class Y share outstanding throughout each period*:

                                            For the fiscal year                 For the
                                              ended March 31,                 period from
                                    -------------------------------------     12/29/95**
                                    2000     1999        1998        1997      to 3/3196
                                    ----     ----        ----        ----      ---------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................    $       $14.55       $9.16       $10.52      $10.11
                                    ----    ------      ------      -------      ------
Income from investment
  operations:
  Net investment
    income (loss) ..............    0.        0.00       (0.03)        0.01        0.02
  Net realized and
    unrealized gain (loss)
    on investments .............    0.        3.01        5.99        (1.07)       0.39
                                    ----    ------      ------      -------      ------
Total from investment
  operations ...................    0.        3.01        5.96        (1.06)       0.41
                                    ----    ------      ------      -------      ------
Less distribution
  from capital gains ...........    0.       (2.35)      (0.57)       (0.30)      (0.00)
                                    ----    ------      ------      -------      ------
Net asset value,
  end of period ................    $       $15.21      $14.55        $9.16      $10.52
                                    ====    ======      ======      =======      ======
Class Y Ratios/Supplemental Data
Total return ...................    0.%      22.73%      66.78%     -10.37%        4.11%
Net assets, end of
  period (000
  omitted) .....................    $0.     $7,942        $633         $264          $1
Ratio of expenses
  to average net
  assets .......................    0.%       1.18%       1.30%        1.17%       1.17%***
Ratio of net investment
  income (loss) to average
  net assets ...................    0.%       0.08%     -0.30%         0.31%       0.78%***
Portfolio turnover
  rate .........................    0.%      51.41%      33.46%       37.20%      31.84%***

* Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**    Commencement of operations.
***   Annualized.

TOTAL RETURN FUND

For a Class C share outstanding throughout each period*:

                                              For the fiscal year ended March 31,
                                   --------------------------------------------------------
                                   2000      1999          1998          1997          1996
                                   ----      ----          ----          ----          ----
Class C Per-Share Data
Net asset value,
  beginning of
  period .......................    $        $12.24         $9.09         $8.17         $6.37
                                    ---    --------      --------      --------      --------
Income from investment
  operations:
  Net investment income
    (loss) .....................    0.         0.03         (0.02)        (0.01)        (0.01)
  Net realized and
    unrealized gain
    on investments .............    0.         0.82          3.56          0.98          1.84
                                    ---    --------      --------      --------      --------
Total from investment
  operations ...................    0.         0.85          3.54          0.97          1.83
                                    ---    --------      --------      --------      --------
Less distributions:
  From net investment
    income .....................    0.        (0.01)        (0.00)        (0.00)        (0.00)
  From capital gains ...........    0.        (1.56)        (0.39)        (0.05)        (0.03)
                                    ---    --------      --------      --------      --------
Total distributions ............              (1.57)        (0.39)        (0.05)        (0.03)
                                    ---    --------      --------      --------      --------
Net asset value,
  end of period ................    $        $11.52        $12.24         $9.09         $8.17
                                    ===    ========      ========      ========      ========
Class C Ratios/Supplemental Data
Total return ...................    %          7.47%        39.57%        11.93%        28.75%
Net assets, end of
  period (000
  omitted) .....................    $      $508,210      $472,970      $317,453      $208,233
Ratio of expenses
  to average net
  assets .......................    %          1.93%         1.92%         1.95%         1.99%
Ratio of net investment
  income (loss) to average
  net assets ...................    %          0.30%       -0.23%        -0.17%        -0.11%
Portfolio turnover
  rate .........................    %         54.73%        36.94%        26.23%        16.78%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares. Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

TOTAL RETURN FUND

For a Class Y share outstanding throughout each period*:

                                            For the fiscal year               For the
                                               ended March 31,              period from
                                    -------------------------------------   12/29/95**
                                    2000     1999        1998        1997   to 3/31/96
                                    ----     ----        ----        ----   ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................    $       $12.46       $9.18      $8.19      $7.66
                                    ----    ------      ------      -----      -----
Income from investment
  operations:
  Net investment
    income .....................              0.12        0.05       0.02       0.02
  Net realized and
    unrealized gain
    on investments .............              0.84        3.62       1.02       0.51
                                    ----    ------      ------      -----      -----
Total from investment
  operations ...................              0.96        3.67       1.04       0.53
                                    ----    ------      ------      -----      -----
Less distributions:
  From net investment
    income .....................             (0.08)      (0.00)     (0.00)     (0.00)
  From capital gains ...........             (1.56)      (0.39)     (0.05)     (0.00)
                                    ----    ------      ------      -----      -----
Total distributions ............             (1.64)      (0.39)     (0.05)     (0.00)
                                    ----    ------      ------      -----      -----
Net asset value,
  end of period ................    $       $11.78      $12.46      $9.18      $8.19
                                    ====    ======      ======      =====      =====
Class Y Ratios/Supplemental Data
Total return ...................    %         8.37%      40.63%     12.69%      6.92%
Net assets, end of
  period (000
  omitted) .....................    $       $1,381        $943       $504        $87
Ratio of expenses
  to average net
  assets .......................    %         1.15%       1.20%      1.18%      0.96%***
Ratio of net investment
  income to average
  net assets ...................    %         1.10%       0.50%      0.65%      1.04%***
Portfolio turnover
  rate .........................    %        54.73%      36.94%     26.23%     16.78%***

* Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
**    Commencement of operations.
***   Annualized.

Funds, Inc.

Custodian                                 Underwriter
UMB Bank, n.a.                            Waddell & Reed, Inc.
928 Grand Boulevard                       6300 Lamar Avenue
Kansas City, Missouri                     P. O. Box 29217
                                          Shawnee Mission, Kansas
Legal Counsel                             66201-9217
Kirkpatrick & Lockhart LLP                913-236-2000
1800 Massachusetts Avenue, N.W.           888-WADDELL
Washington, D. C.  20036

Independent Auditors                      Shareholder Servicing Agent
Deloitte & Touche LLP                     Waddell & Reed
1010 Grand Boulevard                      Services Company
Kansas City, Missouri                     6300 Lamar Avenue
64106-2232                                P. O. Box 29217
                                          Shawnee Mission, Kansas
Investment Manager                        66201-9217
Waddell & Reed Investment                 913-236-2000
Management Company                        888-WADDELL
6300 Lamar Avenue
P. O. Box 29217                           Accounting Services Agent
Shawnee Mission, Kansas                   Waddell & Reed
66201-9217                                Services Company
913-236-2000                              6300 Lamar Avenue
888-WADDELL                               P. O. Box 29217
                                          Shawnee Mission, Kansas
                                          66201-9217
                                          913-236-2000
                                          888-WADDELL

Funds, Inc.

You can get more information about the Funds in--

      o The Statement of Additional Information (SAI), which contains detailed information about each Fund, particularly its investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

      o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

                                                   WRP3000(6-00)

TBD Funds, Inc.

High Income Fund

Limited-Term Bond Fund

Money Market Fund

Municipal Bond Fund

This prospectus offers shares in the fixed-income funds of TBD Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.).

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
June 30, 2000

Table of Contents

AN OVERVIEW OF THE FUNDS.....................................................4

HIGH INCOME FUND.............................................................4

LIMITED-TERM BOND FUND......................................................11

MONEY MARKET FUND.............................................................

MUNICIPAL BOND FUND.........................................................20

THE INVESTMENT PRINCIPLES OF THE FUNDS......................................26

  Investment Goals, Principal Strategies and Other Investments..............26

  All Funds.................................................................30

  Risk Considerations of Principal Strategies and Other Investments.........30

YOUR ACCOUNT................................................................32

  Choosing a Share Class......................................................

  Sales Charge Reductions.....................................................

  Ways to Set Up Your Account...............................................40

  Buying Shares.............................................................42

  Minimum Investments.......................................................44

  Adding to Your Account....................................................45

  Selling Shares............................................................45

  Telephone Transactions....................................................49

  Shareholder Services......................................................49
    Personal Service........................................................49
    Reports.................................................................49
    Exchanges...............................................................50
    Automatic Transactions..................................................50

  Distributions and Taxes...................................................51
    Distributions...........................................................51
    Taxes...................................................................52

THE MANAGEMENT OF THE FUNDS.................................................55

  Portfolio Management......................................................55

  Management Fee............................................................56

Financial Highlights........................................................58

An Overview of the Funds

High Income Fund

Goals
High Income Fund seeks, as a primary goal, high current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies
High Income Fund seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund may invest in companies of any size. The Fund invests primarily in lower quality bonds, commonly called "junk bonds," which are bonds rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service ("MIS"). The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity.

The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund will emphasize a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

o     financial strength;

o     cash flow;

o     management;

o     borrowing requirements; and

o     responsiveness to changes in interest rates and business conditions.

WRIMCO typically selects securities of companies in which the value of the company is not reflected in the security.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased and WRIMCO believes the Fund should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in its opinion, the price of the security has risen to fully reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because High Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o the susceptibility of junk bonds to the risk of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

o an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline;

o the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

o     changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in High Income Fund by showing the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the return would be less than that shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for a full calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                                 CHART OF RETURNS
                         as of December 31 each year (%)*

      1998                         3.64%
      1999                         4.83%

      In the period shown in the chart, the highest quarterly return was 6.82% (the first quarter of 1998) and the lowest quarterly return was -6.62% (the third quarter of 1998). The Class C return for the year through March 31, 2000, was %.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                               AVERAGE ANNUAL TOTAL RETURNS
                                as of December 31, 1999 (%)

                                    1 Year  Life of Class**
Class C Shares of High
   Income Fund*                       1.89%       4.69%
Salomon Brothers High
   Yield Market Index                 1.73%       4.05%
Lipper High Current Yield
   Fund Universe Average              4.53%       2.73%
Class Y Shares of High
   Income Fund                        5.64$       6.63%
Salomon Brothers High
   Yield Market Index                 1.73%       1.73%
Lipper High Current Yield
   Fund Universe Average              4.53%       4.53%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

   *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current contingent deferred sales charge ("CDSC") structure applicable to Class C.

  **Since July 31, 1997, for Class C shares (based on the prior Class B shares) and December 31, 1998, for Class Y shares. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from December 31, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of High Income Fund:

Shareholder Fees                        Class A   Class B    Class C   Class Y
(fees paid directly from                Shares    Shares     Shares    Shares
your investment)                        ------     ------     ------   ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                  5.75%       None      None      None

  Maximum Deferred
    Sales Charge (Load)(1)               None        5%        1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

  Management Fees                       0.63%     0.63%      0.63%     0.63%
  Distribution and
    Service (12b-1) Fees                0.25%     1.00%      1.00%     0.25%
  Other Expenses                            %     0.%        0.%       0.%
  Total Annual Fund
    Operating Expenses                      %     %          %         %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------

(1) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Limited-Term Bond Fund

Goal
Limited-Term Bond Fund seeks to provide a high level of current income consistent with preservation of capital.

Principal Strategies
Limited-Term Bond Fund seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities. The Fund maintains a dollar-weighted average maturity of not less than two years and not more than five years. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the security's current coupon;

o     the maturity of the security;

o     the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and

o the structure of the security, such as whether it has a put or a call feature.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Limited-Term Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

o the credit quality, earnings performance and other conditions of the issuers whose securities the Fund holds;

o prepayment of higher-yielding bonds and mortgage-backed securities held by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest
Limited-Term Bond Fund is designed for investors seeking a high level of current income consistent with preservation of capital. You should consider whether the Fund fits your investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Limited-Term Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                      CHART OF YEAR-BY-YEAR RETURNS
                     as of December 31 each year (%)*

      1993                         7.32%
      1994                        -3.04%
      1995                        12.39%
      1996                         3.04%
      1997                         5.64%
      1998                         5.36%
      1999                         0.43%

      In the period shown in the chart, the highest quarterly return was 4.52% (the second quarter of 1995) and the lowest quarterly return was -1.99% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was 0.%.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                                  AVERAGE ANNUAL TOTAL RETURNS
                                  as of December 31, 1999 (%)

                                      1 Year      5 YearsLife  of Class**
Class C Shares of Limited-
   Term Bond Fund*                   -2.45%       5.30%        3.99%
Salomon Brothers 1-5 Years
   Treasury/Government Sponsored/
   Corporate Index                    2.15%       6.84%        5.54%
Lipper Short-Intermediate
   Investment Grade Debt
   Fund Universe Average              0.89%       6.23%        5.17%
Class Y Shares of Limited-
   Term Bond Fund                     1.36%                    4.46%
Salomon Brothers 1-5 Years
   Treasury/Government Sponsored/
   Corporate Index                    2.15%       6.84%        5.38%
Lipper Short-Intermediate
   Investment Grade Debt
   Fund Universe Average              0.89%       6.23%        4.41%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

  *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

 **Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 27, 1995, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992, and December 31, 1995, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Limited-Term Bond Fund:

Shareholder Fees                                   Class A       Class B     Class C    Class Y
(fees paid directly from                           Shares        Shares      Shares     Shares
your investment)                                   ------        ------      ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(3)                           None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses (4)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.50%        0.50%       0.50%       0.50%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(3) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(4) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $


*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

Money Market Fund

Goal
Money Market Fund seeks maximum current income consistent with stability of principal.

Principal Strategies
Money Market Fund seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund
Because Money Market Fund owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

o the credit quality and other conditions of the issuers whose securities the Fund holds;

o adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest
The Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Since Money Market Fund has not been in operation for a full calendar year, no performance information is included in this prospectus.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Money Market Fund:

Shareholder Fees                                    Class A      Class B     Class C    Class Y
(fees paid directly from                            Shares       Shares      Shares     Shares
your investment)                                    ------       ------      ------     ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               None         None        None        None

  Maximum Deferred
    Sales Charge (Load) (5)                          None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(6)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.40%        0.40%       0.40%       0.40%
  Distribution and
    Service (12b-1) Fees                             None         1.00%       1.00%       0.25%
  Other Expenses                                      0.%          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                0.%          0.%         0.%         0.%

----------
(5) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(6) The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has agreed to voluntarily waive its investment management fee if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years
Class A Shares                     $           $
Class B Shares                     $           $
Class C Shares                     $           $
Class Y Shares                     $           $

Municipal Bond Fund

Goal
Municipal Bond Fund seeks to provide income not subject to Federal income tax.

Principal Strategy
Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade (rated BBB or higher by S&P or Baa or higher by MIS). The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the security's current coupon;

o     the maturity of the security;

o     the relative value of the security;

o the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury); and

o the structure of the security, including whether it has a put or a call feature.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund
Because Municipal Bond Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline;

o     prepayment of higher-yielding bonds held by the Fund ("prepayment risk");

o     changes in the maturities of bonds owned by the Fund;

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

o the local economic, political or regulatory environment affecting bonds owned by the Fund;

o     failure of a bond's interest to qualify as tax-exempt;

o     legislation affecting the tax status of municipal bond interest;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in Municipal Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class C and shows how performance has varied from year to year.

o The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge was included, the returns would be less than those shown.

o The performance table shows Class C and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class A and Class B shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                        CHART OF YEAR-BY-YEAR RETURNS
                       as of December 31 each year (%)*

      1993                        13.73%
      1994                        -8.83%
      1995                        19.14%
      1996                         3.53%
      1997                         9.17%
      1998                         5.12%
      1999                        -7.04%

      In the period shown in the chart, the highest quarterly return was 8.36% (the first quarter of 1995) and the lowest quarterly return was -7.14% (the first quarter of 1994). The Class C return for the year through March 31, 2000, was %.

      *The returns shown are based on the performance of the Fund's prior Class
       B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on, _____, 1999.

                                  AVERAGE ANNUAL TOTAL RETURNS
                                  as of December 31, 1999 (%)

                                    1 Year      5 Years Life  of Class**
Class C Shares of Municipal
   Bond Fund*                        -9.72%       5.64%        4.70%
Lehman Brothers Municipal
   Debt Index                        -2.07%       6.92%        5.89%
Lipper General Municipal
   Debt Fund Universe Average        -4.63%       5.76%        5.06%%
Class Y Shares of Municipal
   Bond Fund                         -6.56%                   -6.15%
Lehman Brothers Municipal
   Debt Index                        -2.07%       6.92%       -4.63%
Lipper General Municipal Bond
   Debt Fund Universe Average        -4.63%       5.76%       -2.07%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

   *The returns shown for Class C are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C.

  **Since September 21, 1992, for Class C shares (based on the prior Class B shares) and December 30, 1998, for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, index performance is calculated from September 30, 1992, and December 31, 1998, respectively.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Municipal Bond Fund:

Shareholder Fees                                    Class A      Class B     Class C     Class Y
(fees paid directly from                            Shares       Shares      Shares      Shares
your investment)                                    ------       ------      ------      ------

  Maximum Sales Charge(Load)
    Imposed on Purchases
    (as a percentage
    of offering price)                               5.75%        None        None        None

  Maximum Deferred
    Sales Charge (Load)(7)                           None            5%          1%       None
    (as a percentage of
    lesser of amount invested
    or redemption value)

Annual Fund Operating Expenses(8)
(expenses that are deducted from Fund assets)

  Management Fees                                    0.53%        0.53%       0.53%       0.53%
  Distribution and
    Service (12b-1) Fees                             0.25%        1.00%       1.00%       0.25%
  Other Expenses                                        %          0.%         0.%         0.%
  Total Annual Fund
    Operating Expenses                                  %            %           %           %

Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same.

----------
(7) The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that Class B shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase.

(8) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2000, and for Class A and Class B, the expenses attributable to those classes that are anticipated for the current year. Actual expenses may be greater or less than those shown.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:             1 Year     3 Years    5 Years     10 Years
Class A Shares                     %           %           %           %
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

If shares are not
redeemed at end
of period:                      1 Year     3 Years    5 Years     10 Years
Class A Shares                     $           $           $           $
Class B Shares                     $           $           $           $*
Class C Shares                     $           $           $           $
Class Y Shares                     $           $           $           $

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

High Income Fund

The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BBB or lower by S&P, or Baa or lower by MIS and unrated securities. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 65% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.

The Fund may invest an unlimited amount of assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.

When WRIMCO believes that a temporary defensive position is desirable, it may take any one or more of the following steps with respect to the assets in the
Fund:

o     shorten the average maturity of the Fund's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit); and/or

o     emphasize high-grade debt securities.

By taking a temporary defensive position the Fund may not achieve its investment objectives. As an alternative to taking a temporary defensive position, or in order to more quickly participate in anticipated market changes or market conditions, the Fund may also invest in options and futures contracts.

Limited-Term Bond Fund

The goal of Limited-Term Bond Fund is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of investment-grade, limited-term debt securities (securities with a dollar-weighted average maturity of 2-5 years) of U.S. issuers, including U.S. Government securities, (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), collateralized mortgage obligations and other asset-backed securities. The Fund will invest at least 65% of its total assets in bonds. There is no guarantee that the Fund will achieve its goal.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by WRIMCO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate. The Fund may also own, to a lesser extent, common stocks and convertible securities, including convertible preferred stock in certain circumstances.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

o     shorten the average maturity of the Fund's portfolio;

o     hold short-term investments, cash or cash equivalents;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o     invest in convertible preferred stock.

By taking a temporary defensive position the Fund may not achieve its investment objective.

Money Market Fund

The goal of Money Market Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

o U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);

o bank obligations and instruments secured by bank obligations, such as letters of credit;

o     commercial paper;

o     corporate debt obligations, including variable amount master demand notes;

o     Canadian government obligations; and

o certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a by corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligations.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o     the credit quality of the particular issuer or guarantor of the security;

o     the maturity of the security; and

o     the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO will use the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade, which means that the bonds are either:

o     rated at least BBB by S&P, or Baa by MIS; or

o     if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

o     U.S. Government securities;

o     obligations of domestic banks and certain savings and loan associations;

o     commercial paper rated at least A by S&P or MIS; and/or

o     any of the foregoing obligations subject to repurchase agreements.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

o     shorten the average maturity of the Fund's portfolio;

o     hold taxable obligations, subject to the limitations stated above;

o emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

o hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a defensive position, the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Money Market
Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk, and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund (other than Money Market Fund) will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs and IDBs in which Municipal Bond Fund may invest, credit quality is generally dependent on the credit standing of the company involved. To the extent that this Fund invests in municipal bonds the payment of principal and interest which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. You will find more information in the SAI about the types of projects in which Municipal Bond Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Your Account

Choosing a Share Class

This Prospectus offers four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors. Some of the factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

            General Comparison of Class A, Class B and Class C Shares
                  (For each Fund other than Money Market Fund)

Class A                                  Class B                                  Class C
-------                                  -------                                  -------
o Initial sales charge                   o No initial sales charge                o No initial sales charge


o No deferred sales charge               o Deferred sales charge on shares        o A 1% deferred sales charge on
                                             you sell within six calendar             shares you sell within twelve
                                             years after purchase                     months after purchase

o Maximum distribution and service       o Maximum distribution and               o Maximum distribution and
    (12b-1) fees of 0.25%                    service (12b-1) fees of 1.00%            service (12b-1) fees of 1.00%

o For an investment of $2                o Converts to Class A shares at          o Does not convert to Class A

  million or more, only Class A            the end of the seventh                   shares, so annual expenses do
  shares are available                     calendar year following the              not decrease
                                           year of purchase, thus
                                           reducing future annual
                                           expenses

                                         o For an investment of
                                           $300,000 or more,
                                           you may wish to
                                           consider purchase
                                           of Class A shares
                                           due to a reduced
                                           sales charge and
                                           lower annual
                                           expenses

  General Comparison of Class A, Class B and Class C Shares Money Market Fund

Class A                         Class B                     Class C
-------                         -------                     -------
o No initial sales charge       o No initial sales          o No initial sales charge
                                  charge

o Funds Plus                    o Funds Plus Service        o Funds Plus Service
  Service optional                required for direct         required for direct
                                  investment                  investment

o No deferred sales charge      o Deferred sales charge     o A 1% deferred sales
                                  on shares you sell          charge on shares you
                                  within six calendar         sell within 12 months
                                  years

o No distribution and           o Maximum distribution      o Maximum distribution

  service (12b-1) fees            and service (12b-1)         and service (12b-1)
                                  fees of 1.00%               fees of 1.00%

o For an investment             o Converts to Class A       o Does not convert to
  of $2,000,000 or more           shares at the end           Class A shares, so
  only Class A shares             of the seventh              annual expenses do
  are available                   calendar year               not decrease
                                  following the year
                                  of purchase, thus
                                  reducing future
                                  annual expenses

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1") for each of its Class B, Class C and Class Y shares and, except for Money Market Fund, for each of its Class A shares. Under the Class A Plan, each Fund (other than Money Market Fund) may pay Waddell & Reed, Inc. (the "Distributor") a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate the Distributor for the amounts it spends for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.75%, on an annual basis, of the average daily net assets of the shares of the class to compensate the Distributor for, either directly or through third parties, distributing the shares of that class and a fee of up to 0.25%, on an annual basis, of the average daily net assets of the shares of that class to compensate the Distributor for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by any Fund if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay the Distributor a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate the Distributor for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the Plan fees are paid out of the assets of the applicable class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares (except Class A shares of Money Market Fund) are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.


                  High Income

                            Sales
                   Sales    Charge       Reallowance
                  Charge      as         to Dealers
                    as      Approx.         as
                  Percent   Percent       Percent
                    of        of            of
Size of          Offering    Amount      Offering
Purchase          Price     Invested       Price
--------        --------    --------     --------
Under
   $100,000        5.75%    6.10%

$100,000
   to less
   than
   $200,000        4.75     4.99

$200,000
   to less
   than
   $300,000        3.50     3.63

$300,000
   to less
   than
   $500,000        2.50     2.56

$500,000
   to less
   than
   $1,000,000      1.50     1.52

$1,000,000
   to less
   than
   $2,000,000      1.00     1.01

$2,000,000
   and over        0.00     0.00

                   Limited-Term Bond
                     Municipal Bond

                           Sales
                Sales      Charge      Reallowance
               Charge        as        to Dealers
                 as        Approx.        as
               Percent     Percent      Percent
                 of          of           of
Size of       Offering     Amount      Offering
Purchase        Price     Invested       Price
--------      --------    --------     --------
Under
   $100,000       4.25%     4.44%

$100,000
   to less
   than
   $300,000       3.25      3.36






$300,000
   to less
   than
   $500,000       2.50      2.56

$500,000
   to less
   than
   $1,000,000     1.50      1.52

$1,000,000
   to less
   than
   $2,000,000     1.00      1.01

$2,000,000
   and over       0.00      0.00


Sales Charge Reductions

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the TBD Funds, except Class A shares of Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares of TBD Group (the "Corporation"), except shares of Money Market Fund made during a thirteen-month period ("Letter of Intent"); and

o     Grouping purchases by certain related persons.

Additional information and applicable forms are available from the Distributor and the firm which you purchased your shares.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of your Class B or Class C shares and paid to the Distributor, as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B and Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the

CDSC period. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. A Fund's Class B shares will automatically convert to Class A shares of the Fund at the end of the seventh calendar year following the year of purchase. Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC stated below.

                                          Deferred
Date of                                   Sales
Redemption                                Charge
----------                                ------

anytime within 1st calendar year             5%

anytime within 2nd calendar year             4%

anytime within 3rd calendar year             3%

anytime within 4th calendar year             3%

anytime within 5th calendar year             2%

anytime within 6th calendar year             1%

after 6th calendar year                      0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC. For Class B, the date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on July 1, 2000, then redeems all Class B shares on March 1, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of the amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares purchased by current or retired Directors of the Corporation, Directors of affiliated companies, current or retired officers or employees of the Corporation, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in Funds Plus Service or other systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions of which the proceeds are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within forty-five days after such redemption.

o     the exercise of certain exchange privileges.

o redemptions effected pursuant to the Corporation's right to liquidate a shareholder's Class B or Class C shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Corporation at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Corporation's right to liquidate a shareholder's account, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

o     participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services;

o government entities or authorities and corporations whose investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account
-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 per spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couples combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Programs, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of each of the Funds through your financial advisor and through other broker-dealers and banks that have selling agreements with the Distributor. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application. If you purchase Class B or Class C shares of Money Market Fund directly rather than by exchange, you must establish a Funds Plus Service Plan. Your Waddell & Reed or Legend financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 888-WADDELL, then mail a completed application to Waddell & Reed, Inc. at the address above, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

The price to buy a share of a Fund, called the offering price, is calculated every business day. The Funds' shares are sold without a front-end sales charge.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

For Money Market Fund the NAV of each class will normally remain fixed at $1.00 per share.

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. Each Fund normally calculates its NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Certain of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of such Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

o     Orders are accepted only at the home office of Waddell & Reed, Inc.

o     All of your purchases must be made in U.S. dollars.

o Dividends for Money Market Fund do not accrue until the Fund has federal funds available to it; federal funds are monies of a member bank of the Federal Reserve System held in deposit at a Federal Reserve Bank.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o If you purchase shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when Legend advisors or that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the Legend advisors or authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Corporation reserve the right to discontinue offering shares of the Funds for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account        $500

For certain exchanges     $100

For certain retirement accounts and accounts opened with Automatic Investment Service $50

To Add to an Account      Any amount

For Automatic Investment Service    $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation  $10 million
              (within
              first
              twelve
              months)

For other investors  Any amount

To Add to an Account Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account by check, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, the Fund, and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o     the name on the account registration;

o     the Fund's name;

o     the Fund account number;

o     the dollar amount or number, and the class, of shares to be redeemed; and

o     any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Corporation will provide you with forms of checks drawn on UMB Bank, n.a. (the "Bank"). You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Corporation may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Corporation telephone or written assurance, satisfactory to the Corporation, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Corporation is able to verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

o If you purchased shares of a Fund from Legend advisors, certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

  Account Type                      Special Requirements

Individual or Joint           The written instructions must be
Tenant                        signed by all persons required to
                              sign for transactions, exactly as
                              their names appear on the account.
Sole                          Proprietorship The written instructions must be
                              signed by the individual owner of the business.
UGMA,                         UTMA The custodian must sign the written
                              instructions indicating capacity as custodian.
Retirement                    Account The written instructions must be signed by
                              a properly authorized person.
Trust                         The trustee must sign the written instructions
                              indicating capacity as trustee. If the trustee's
                              name is not in the account registration, provide a
                              currently certified copy of the trust document.
Business or                   At least one person authorized by
Organization                  corporate resolution to act on the
                              account must sign the written
                              instructions.
Conservator,                  The written instructions must be
Guardian or Other             signed by the person properly
Fiduciary                     authorized by court order to act in
                              the particular fiduciary capacity.

The Corporation may require a signature guarantee in certain situations such as:

o     a redemption request made by a corporation, partnership or fiduciary;

o     a redemption request made by someone other than the owner of record; or

o     the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Corporation reserves the right to redeem at NAV all shares of a Fund owned by you having an aggregate NAV of less than $500. The Corporation will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500. For Class B or Class C shares, these redemptions are not subject to the deferred sales charge. The Corporation will not apply its redemption right to individual retirement plan accounts, retirement accounts or accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest in any one of the Funds, without charge, all or part of the amount of Class A shares you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by a Fund within forty-five days after the date of your redemption.

The CDSC will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested in shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Corporation and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Corporation fails to do so, the Corporation may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services


Personal Service

A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o     obtain information about your accounts;

o     obtain price information about other funds in TBD Funds, Inc.; or

o     request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o     year-to-date statements (quarterly)

o     annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Funds. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

Except as provided below, you may sell your shares and buy shares of the same class of any of the funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B shares or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund.

You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired as payment of a dividend or distribution for Class A shares of any other fund in the TBD Group. You may exchange any Class A shares of the Limited-Term Bond and Municipal Bond Funds that you have held for less than six months only for Class A shares of Limited-Term Bond, Municipal Bond and Money Market Funds.

Exchanges may only be made into funds which are legally permitted for sale in the state of residence of the investor. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Corporation reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account with TBD.

            Minimum Amount          Minimum Frequency
            $25 (per Fund)          Monthly

Funds Plus Service
To move money from Money Market Fund to another Fund in TBD, whether in the same or a different Fund account in the same class

            Minimum Amount          Minimum Frequency
            $100                    Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, High Income Fund, Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund distribute net investment income at the following times: declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other non-dividend distributions with respect to a class will be automatically paid in additional shares of the same class of the distributing Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the distributing Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is five dollars or greater. If the distribution total is less than five dollars, the total distribution will be automatically paid in additional shares of the same class of the distributing Fund.

For retirement accounts, all distributions are automatically paid in additional shares of the same class of the distributing Fund.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions by Municipal Bond Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by Municipal Bond Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. Municipal Bond Fund will provide you with information concerning the amount of distributions subject to the AMT after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or IDBs should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of PABs or IDBs.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax. No part of the dividends paid by Limited-Term Bond Fund and Municipal Bond Fund is expected to be eligible for this deduction.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the TBD Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the TBD Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of Municipal Bond Fund will not be deductible for Federal income tax purposes to the extent that Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by that Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies.

Withholding. Each Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

State and local income taxes. The portion of the dividends paid by Limited-Term Bond Fund and Money Market Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the TBD Funds, Inc. and Target/United Funds, Inc. since the inception of each investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Louise D. Rieke is primarily responsible for the management of the portfolio of High Income Fund. Ms. Rieke has held her Fund responsibilities since July 31, 1997. She is Vice President of WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since July 1986 and has been an employee of such since May 1971.

W. Patrick Sterner is primarily responsible for the management of the portfolio of Limited-Term Bond Fund. Mr. Sterner has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Corporation and Vice President of another investment company for which WRIMCO serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. He has been an employee of WRIMCO since August 1992.

Mira Stevovich is primarily responsible for the management of the portfolio of Money Market Fund. Ms. Stevovich has held her Fund responsibilities since the inception of the Fund. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Corporation and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO and its predecessors since May 1998 and has been an employee of such since March 1987.

is primarily responsible for the management of the portfolio of Municipal Bond Fund. Mr. has held his Fund responsibilities since June 30, 2000. He is

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Funds' investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in the share price or dividends of that Fund; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion;

for Limited-Term Bond Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion;

for Money Market Fund, 0.40% of annual net assets; and

for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

However, WRIMCO has voluntarily agreed to waive its management fee for Money Market Fund on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Prior to June 30, 1999, the management fee was computed on each Fund's (except Money Market Fund) NAV as of the close of business each day at an annual rate as follows:

                     Annual
Fund                   Rate
----                 ------
High Income
   Fund               0.66%
Limited-Term
   Bond Fund          0.56%
Municipal Bond
   Fund               0.56%

For the fiscal year ended March 31, 2000, management fees for each Fund then in existence as a percentage of such Fund's net assets were as follows:

                   Management
Fund                   Fee
----                   ---

High Income
   Fund                0.%

Limited-Term
   Bond Fund           0.%

Municipal
   Bond Fund           0.%

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the SAI, which is available upon request.

High Income Fund

For a Class C share outstanding throughout each period*:

                                                                     For the
                                   For the fiscal year           period from
                                      ended March 31,              7/31/97**
                                   -------------------               to
                                       2000          1999          3/31/98
                                       ----          ----        -----------
Class C Per-Share Data
Net asset value,
  beginning of period .........          $0.          $10.79         $10.00
                                      ------      ----------     ----------
Income from investment
  operations:
  Net investment
    income ....................           0.            0.63           0.37
  Net realized and
    unrealized gain (loss)
    on investments .............          0.           (0.82)          0.79
                                      ------      ----------     ----------
Total from investment
  operations ...................          0.           (0.19)          1.16
                                      ------      ----------     ----------
Less distributions:
  Declared from net
    investment income .........           0.           (0.63)         (0.37)
  From capital gains ..........           0.           (0.03)         (0.00)
                                      ------      ----------     ----------
Total distributions ...........           0.           (0.66)         (0.37)
                                      ------      ----------     ----------
Net asset value,
  end of period ................         $0.           $9.94         $10.79
                                      ======      ==========     ==========
Class C Ratios/Supplemental Data
Total return ...................         0.%          -1.72%          11.77%
Net assets, end of
  period (000
  omitted) .....................         $0.         $25,427        $11,812
Ratio of expenses
  to average net
  assets .......................         0.%            2.20%          2.52%***
Ratio of net investment
  income to average net
  assets .......................         0.%            6.29%          5.98%***
Portfolio
  turnover rate ................         0.%           50.98%         67.82%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999.
**    Commencement of operations.
***   Annualized.

HIGH INCOME FUND

For a Class Y share outstanding throughout the period:

                                                     For the
                                   For the            period
                               fiscal year              from
                           ended March 31,         12/30/98*
                          ----------------                to
                                     2000            3/31/99
                                     ----          ---------
Class Y Per-Share Data
Net asset value,
  beginning of period ..........      $0.              $9.97
                                      ------          ------
Income from investment
  operations:
  Net investment
    income .....................      0.                0.20
  Net realized and
    unrealized gain
    on investments .............      0.                0.00
                                      ------          ------
Total from investment
  operations ...................      0.                0.20
                                      ------          ------
Less distributions:
  Declared from net
    investment income ..........      0.               (0.20)
  From capital gains ...........      0.               (0.03)
                                      ------          ------
Total distributions ............      0.               (0.23)
                                      ------          ------
Net asset value,
  end of period ................      $0.              $9.94
                                      ======          ======
Class Y Ratios/Supplemental Data
Total return ...................     0.%               2.45%
Net assets, end of
  period (000
  omitted) .....................      $0.                 $6
Ratio of expenses
  to average net
  assets .......................      0.%               0.26%**
Ratio of net investment
  income to average net
  assets .......................      0.%               8.55%**
Portfolio
  turnover rate ................      0.%              50.98%**

*     Commencement of operations.
**    Annualized.

Limited-Term Bond Fund

For a Class C share outstanding throughout each period*:

                                 For the fiscal year ended March 31,
                            -----------------------------------------
                             2000     1999     1998     1997     1996
                             ----     ----     ----     ----     ----
Class C Per-Share Data
Net asset value,
  beginning of
  period ...............     $      $10.14    $9.90   $10.00   $ 9.70
                           ------   ------   ------    -----   ------
Income from investment
  operations:
  Net investment
    income .............     0.       0.44     0.45     0.44     0.41
  Net realized and
    unrealized gain
    (loss) on
    investments ........     0.       0.02     0.24    (0.09)    0.30
                           ------   ------   ------    -----   ------
Total from investment
  operations ...........     0.       0.46     0.69     0.35     0.71
                           ------   ------   ------    -----   ------
Less distributions:
  Declared from net
    investment income ..     0.      (0.44)   (0.45)   (0.44)   (0.41)
  From capital gains ...     0.      (0.00)   (0.00)   (0.01)   (0.00)
                           ------   ------   ------    -----   ------
  Total distributions ..     0.      (0.00)   (0.45)   (0.45)   (0.41)
                           ------   ------   ------    -----   ------
Net asset value,
  end of period ........     $      $10.16   $10.14    $9.90   $10.00
                           ======   ======   ======    =====   ======
Class C Ratios/Supplemental Data
Total return ...........     0.%      4.65%    7.15%    3.52%    7.41%
Net assets, end of
  period (000
  omitted) .............     $     $21,311   $18,148  $17,770  $23,682
Ratio of expenses
  to average net
  assets ...............     0.%      2.11%    2.12%    2.07%    2.10%
Ratio of net investment
  income to average
  net assets............     0.%      4.34%    4.52%    4.40%    4.14%
Portfolio turnover
  rate .................     0.%     32.11%   27.37%   23.05%   22.08%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

LIMITED-TERM BOND FUND

For a Class Y share outstanding throughout each period:

                                         For the fiscal year    For the
                                            ended March 31,   period from
                                         -------------------  December 29, 1995*
                             2000    1999     1998     1997   to March 31, 1996
                             ----    ----     ----     ----   ------------------
Class Y Per-Share Data
Net asset value,
  beginning of
  period ...............    $0.    $10.14    $9.90   $10.00      $10.16
                            -----  ------   ------   ------      ------
Income from investment
  operations:
  Net investment
    income..............     0.      0.53     0.53     0.52        0.11
  Net realized and
    unrealized gain (loss)
    on investments .....     0.      0.02     0.24    (0.09)      (0.16)
                            -----   -----   ------   ------      ------
Total from investment
  operations ...........     0.      0.55     0.77     0.43       (0.05)
                            -----   -----   ------   ------      ------
Less distributions:
  Declared from net
    investment income ..     0.     (0.53)   (0.53)   (0.52)      (0.11)
  From capital gains ...     0.     (0.00)   (0.00)   (0.01)      (0.00)
                            -----   -----   ------   ------      ------
Total distributions ....     0.     (0.53)   (0.53)   (0.53)      (0.11)
                            -----   -----   ------   ------      ------
Net asset value,
  end of period ........     $     $10.16   $10.14    $9.90      $10.00
                            =====   =====   ======   ======      ======
Class Y Ratios/Supplemental Data
Total return ...........     0.%     5.60%    7.91%    4.33%      -0.49%
Net assets, end of
  period (000
  omitted)..............      $0.    $263     $184     $105          $1
Ratio of expenses
  to average net
  assets ...............     0.%     1.20%    1.32%    1.04%       1.18%**
Ratio of net investment
  income to average
  net assets ...........     0.%     5.25%    5.32%    5.62%       4.70%**
Portfolio turnover
  rate .................     0.%    32.11%   27.37%   23.05%      22.08%**

*     Commencement of operations.
**    Annualized.

Municipal Bond Fund

For a Class C share outstanding throughout each period*:

                                  For the fiscal year ended March 31,
                           ------------------------------------------
                             2000     1999     1998     1997     1996
                             ----     ----     ----     ----     ----
Class C Per-Share Data
Net asset value,
  beginning of
  period ...............     $      $11.45   $10.74   $10.63   $10.30
                           ------   ------   ------   ------   ------
Income from investment
  operations:
  Net investment
    income .............     0.       0.42     0.44     0.45     0.43
  Net realized and
    unrealized gain
    (loss) on
    investments ........     0.       0.10     0.71     0.11     0.33
                           ------   ------   ------   ------   ------
Total from investment
  operations ...........     0.       0.52     1.15     0.56     0.76
                           ------   ------   ------   ------   ------
Less distributions:
  Declared from net
    investment income ..     0.      (0.42)   (0.44)   (0.45)   (0.43)
  From capital gains ...     0.      (0.31)   (0.00)   (0.00)   (0.00)
                           ------   ------   ------   ------   ------
  Total distributions        0.      (0.73)   (0.44)   (0.45)   (0.43)
                           ------   ------   ------   ------   ------
Net asset value,
  end of period ........     $      $11.24   $11.45   $10.74   $10.63
                           ======   ======   ======   ======   ======
Class C Ratios/Supplemental Data
Total return ...........     0.%      4.64%   10.89%    5.32%    7.48%
Net assets, end of
  period (000
  omitted) .............     $0.    $42,906  $40,023  $36,618  $33,869
Ratio of expenses
  to average net
  assets ...............     0.%      1.88%    1.89%    1.92%    1.93%
Ratio of net investment
  income to average
  net assets ...........     0.%      3.68%    3.94%    4.18%    4.05%
Portfolio turnover
  rate .................     0.%     41.53%   27.86%   34.72%   42.02%

* The financial data shown for a Class C share are based on the financial data for a share of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on ____, 1999. On December 2, 1995, Fund shares then outstanding were designated Class B shares.

MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:

                                     For the                                or the
                                      fiscal    For the         For the      fiscal          For the
                                        year   period from       period        year      period from
                                       ended   12/30/98***        ended       ended         12/29/95*
                                     3/31/00   to 3/31/99     6/23/97**     3/31/97       to 3/31/96
                                      ------   -----------     --------     --------      ----------
Class Y Per-Share Data
Net asset value,
  beginning of
  period .......................      $         $11.58          $10.74        $10.63        $10.94
                                      ----      ------          ------        ------        ------
Income from investment
  operations:
  Net investment
    income .....................      0.          0.13            0.10          0.52          0.12
  Net realized and
    unrealized gain
    (loss) on
    investments ................      0.         (0.03)           0.29          0.11         (0.31)
                                      ----      ------          ------        ------        ------
Total from investment
  operations ...................      0.          0.10            0.39          0.63         (0.19)
                                      ----      ------          ------        ------        ------
Less distributions:
  Declared from net
    investment income ..........      0.         (0.13)          (0.10)        (0.52)        (0.12)
  From capital gains ...........      0.         (0.31)          (0.00)        (0.00)        (0.00)
                                      ----      ------          ------        ------        ------
Total distributions ............      0.         (0.44)          (0.10)        (0.52)        (0.12)
                                      ----      ------          ------        ------        ------
Net asset value,
  end of period ................      $0.       $11.24          $11.03        $10.74        $10.63
                                      ====      ======          ======        ======        ======
Class Y Ratios/Supplemental Data
Total return ...................      0.          0.80%           3.22%         5.96%       -1.80%
Net assets, end of
  period (000
  omitted) .....................      $0.           $2              $0            $1            $1
Ratio of expenses
  to average net
  assets .......................      0.%         1.00%****       4.95%****     1.28%         1.18%****
Ratio of net investment
  income to average
  net assets ...................      0.%         4.40%****       4.12%****     4.83%         4.33%****
Portfolio turnover
  rate .........................      0.%        41.53%****      27.86%        34.72%        42.02%****

*     Initial commencement of operations.
** All outstanding shares were redeemed on June 23, 1997, at the ending net asset value shown in the table.
***   Recommencement of operations.
****  Annualized.

Funds, Inc.

Custodian                                 Underwriter
UMB Bank, n.a.                            Waddell & Reed, Inc.
928 Grand Boulevard                       6300 Lamar Avenue
Kansas City, Missouri 64106               P. O. Box 29217
                                          Shawnee Mission, Kansas
Legal Counsel                             66201-9217
Kirkpatrick & Lockhart LLP                913-236-2000
1800 Massachusetts Avenue, N.W.           888-WADDELL
Washington, D. C.  20036

Independent Auditors                      Shareholder Servicing Agent
Deloitte & Touche LLP                     Waddell & Reed
1010 Grand Boulevard                      Services Company
Kansas City, Missouri                     6300 Lamar Avenue
64106-2232                                P. O. Box 29217
                                          Shawnee Mission, Kansas
Investment Manager                        66201-9217
Waddell & Reed Investment                 913-236-2000
Management Company                        888-WADDELL
6300 Lamar Avenue
P. O. Box 29217                           Accounting Services Agent
Shawnee Mission, Kansas                   Waddell & Reed
66201-9217                                Services Company
913-236-2000                              6300 Lamar Avenue
888-WADDELL                               P. O. Box 29217
                                          Shawnee Mission, Kansas
                                          66201-9217
                                          913-236-2000
                                          888-WADDELL

Funds, Inc.

You can get more information about the Funds in--

      o The Statement of Additional Information (SAI), which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

      o The Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is:  811-6569.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

                          ________________ FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                  913-236-2000
                                   888-WADDELL

                                  June 30, 2000


                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with each prospectus ("Prospectus") for the Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) (the "Corporation") dated June 30, 2000, which may be obtained from the Corporation or its principal underwriter and distributor, Waddell & Reed, Inc., at the address or telephone number shown above.

                                TABLE OF CONTENTS

      Performance Information ....................................

      Investment Strategies, Policies and Practices...............

      Investment Management and Other Services ...................

      Purchase, Redemption and Pricing of Shares .................

      Directors and Officers .....................................

      Payments to Shareholders ...................................

      Taxes ......................................................

      Portfolio Transactions and Brokerage .......................

      Other Information ..........................................

      Appendix A .................................................

      Financial Statements .......................................

      Funds, Inc. (formerly known as Waddell & Reed Funds, Inc.) is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on January 29, 1992.

                             PERFORMANCE INFORMATION

      Waddell & Reed, Inc., the Corporation's principal underwriter and distributor (the "Distributor"), or the Corporation may, from time to time, publish for one or more of the twelve Funds (each a "Fund" and collectively the "Funds") total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

      Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment and for Class A shares of Asset Strategy Fund, High Income Fund, International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Science and Technology Fund, Small Cap Growth Fund, Tax-Managed Equity Fund and Total Return Fund, deducting the maximum sales charge of 5.75%; and for Class A shares of Limited-Term Bond Fund and Municipal Bond Fund, deducting the maximum sales charge of 4.25%. Class A shares of Money Market Fund do not have an initial sales charge. See "Purchase, Redemption and Pricing of Shares." All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value ("NAV") as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on shares. The formula used to calculate the average annual total return for a particular class of a Fund is:

                (n)
        P(1 + T)  =    ERV

       Where :  P =    $1,000 initial payment
                T =    Average annual total return
                n =    Number of years
              ERV =    Ending redeemable value of the $1,000
                       investment for the periods shown.

      Non-standardized performance information may also be presented that may not reflect the deferred sales charge.

      The average annual total return quotations for the Class C shares of each fund as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                             One-Year Period  Five-Year Period  Period from
                               From 4-1-99       From 4-1-95    9/21/92* to
                               to 3-31-00        to 3-31-00       3-31-00
                             ---------------  ----------------  -----------
Asset Strategy Fund                %                 %**
Small Cap Growth Fund              %                 %              %
(formerly known as Growth Fund)
High Income Fund                   %                 %***
International Growth Fund          %                 %              %
Limited-Term Bond Fund             %                 %              %
Municipal Bond Fund                %                 %              %
Science and Technology Fund        %                 %***
Total Return Fund                  %                 %              %

The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

  *Date of initial public offering of prior Class B.
 **For the period from April 20, 1995, the date of initial public offering of prior Class B, to March 31, 2000.
***For the period from July 31, 1997, the date of initial public offering of prior Class B, to March 31, 2000.

      International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995. Prior to this change, this Fund's policies related to providing a high level of current income rather than long-term appreciation.

      The average annual total return quotations for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                 One-Year Period  Period from class
                                   From 4-1-99      inception* to
                                   to 3-31-00          3-31-00
                                 ---------------   --------------
Asset Strategy Fund                      %                 %
Small Cap Growth Fund                    %                 %
(formerly known as Growth Fund)
High Income Fund                                           %
International Growth Fund                %                 %
Limited-Term Bond Fund                   %                 %
Municipal Bond Fund                                        %**
Science and Technology Fund                                %
Total Return Fund                        %                 %

  *For each of these Funds (other than Municipal Bond Fund, Science and
   Technology Fund and High Income Fund), December 29, 1995; for Science and Technology Fund, June 9, 1998; and for High Income Fund, December 30, 1998.

**For the period from December 30, 1998, through March 31, 2000.

      No total return information is provided for Class A or Class B of a Fund since neither class had commenced operations as of March 31, 2000.

      A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

      The cumulative total return quotations for Class C shares of each Fund as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period shown were as follows:


                                  Period from
                              class inception* to
                                  to 3-31-2000
                                  -------------

Asset Strategy Fund                    %
Small Cap Growth Fund                  %
(formerly known as Growth Fund)
High Income Fund                       %
International Growth Fund              %
Limited-Term Bond Fund                 %
Municipal Bond Fund                    %
Science and Technology Fund            %
Total Return Fund                      %

*The returns shown are based on the performance of the Fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. The prior Class B performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held less than twelve months.

Yield

      Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                   6
         Yield = 2((((a - b)/cd)+1)  -1)

     Where, with respect to a particular class of a Fund:
      :      a =    dividends and interest earned during the period.
             b =    expenses accrued for the period (net of reimbursements).
             c =    the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
             d =    the maximum offering price per share of the class on the
                    last day of the period.

      The yields computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, for Class C shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

            Limited-Term Bond Fund                         %
            Municipal Bond Fund                            %

      The yield computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, for Class Y shares of each of Limited-Term Bond Fund and Municipal Bond Fund are:

            Limited-Term Bond Fund                         %
            Municipal Bond Fund                            %

      Municipal Bond Fund may also advertise or include in sales materials its tax equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

      The tax equivalent yield for Class C shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is %, %, %, % and % for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax equivalent yield for Class Y shares of Municipal Bond Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is %, %, %, % and % for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.

      No yield information is provided for Class A or Class B of Limited-Term Bond Fund or Municipal Bond Fund since neither class had commenced operations as of March 31, 2000.

      Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses. Yield quotations for Class B shares do not reflect the imposition of the deferred sales charge described above. If such deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

      No performance information is provided for Large Cap Growth Fund, Mid Cap Growth Fund, Money Market Fund or Tax-Managed Equity Fund since they had not commenced operations as of March 31, 2000.

Performance Rankings and Other Information

      The Distributor or the Corporation also may from time to time publish for one or more of the twelve Funds in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, a Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

      Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

      All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of a Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

      WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of each Fund.

Asset Allocation

      Asset Strategy Fund allocates its assets among the following classes, or types, of investments:

      The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

      The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting Asset Strategy Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. Asset Strategy Fund may not invest more than 35% of its total assets in lower quality, high-yielding debt securities.

      The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

      WRIMCO seeks to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

      In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

      The ability of Asset Strategy Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

      Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Fund from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" below.

High Income Fund

      High Income Fund may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Fund

      Money Market Fund may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)") or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of one percent of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."

      (1)  U.S. Government Securities:  See "U.S. Government Securities."

      (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3) Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated as described above. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

      (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above.

      (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Fund will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Fund.

      (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Fund is eligible to hold under the Rule.

      The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

      The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund (other than Money Market Fund) may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

      Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

      A Fund (other than Money Market Fund) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's

Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having the equivalent rating.

      While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

      Each of the Funds (other than Money Market Fund and Municipal Bond Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

      Each Fund (other than Money Market Fund and Municipal Bond Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

      Each of the Funds (other than Money Market Fund and Municipal Bond Fund) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

   U.S. Government Securities

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Bank Deposits

      Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Zero Coupon Securities

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      A Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

      A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Municipal Bonds

      Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. In general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

      A special class of bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"), which are also generally referred to as private activity bonds ("PABs"). Only those IDBs and PABs the interest on which is free from Federal income taxation (although it may be an item of tax preference for purposes of the Federal alternative minimum tax ("AMT")) will be considered municipal bonds. In general, IDBs and PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. They generally depend for their credit quality on the credit standing of the company involved. Such entities and persons should consult with their tax advisers before investing in Municipal Bond Fund.

      Municipal leases and participation interests therein are another specific type of municipal bond. The factors that WRIMCO considers in determining whether or not any rated municipal lease obligations are liquid include the following:
(i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The Funds have not held and do not intend to hold such obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

      Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

      WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court should hold that an obligation held by Municipal Bond Fund is not a municipal bond (with the result, that the interest thereon is taxable), Municipal Bond Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

      With respect to ratings of municipal bonds (see Appendix A to this SAI), now or in the future, S&P, or MIS may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, MIS currently rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4. A Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds that a Fund may buy.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

      The U.S. Government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Indexed Securities

      Each Fund (other than Money Market Fund and Municipal Bond Fund) may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and, for Money Market Fund, subject to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Loans and Other Direct Debt Instruments

      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Fund may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

      For purposes of the limitations on the amount of total assets that Asset Strategy Fund will invest in any one issuer or in issuers within the same industry, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   Foreign Securities and Currencies

      Each Fund (other than Limited-Term Bond Fund and Municipal Bond Fund) may purchase securities of foreign issuers, including depositary receipts, subject to the restrictions described in the Prospectus and this SAI. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

      In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

      WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that ability to invest assets abroad might enable a Fund to take advantage of these differences and strengths where they are favorable.

      However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

      The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      Certain of the Funds could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

      Each of the Funds (other than Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund) may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts. Each of those Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies
- Forward Currency Contracts" below.

   Restricted Securities

      Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors.

See "Illiquid Investments."

   Lending Securities

      Securities loans may be made by each Fund (except Municipal Bond Fund) on a short-term or long-term basis for the purpose of increasing the Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

      Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to the return of the excess collateral.

      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

      The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. A Fund will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to return the securities to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

   Repurchase Agreements

      Each of the Funds may purchase securities subject to repurchase agreements subject to its limitation on investment in illiquid investments. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

      The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

   Warrants and Rights

      Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   When-Issued and Delayed-Delivery Transactions

      Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities takes place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

      Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Investment Company Securities

      Certain of the Funds may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Illiquid Investments

      Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

      (i)   repurchase agreements not terminable within seven days;

      (ii)  securities for which market quotations are not readily available;

      (iii) over-the-counter ("OTC") options and their underlying collateral;

      (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

      (v) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors;

      (vi)  securities involved in swap, cap, floor and collar transactions;

      (vii) non-government stripped fixed-rate mortgage-backed securities; and

      (viii) direct debt instruments.

      The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Options, Futures and Other Strategies

      General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively "Financial Instruments") to attempt to enhance a Fund's income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure, if applicable, as well as other risks of the Fund's investments that can affect fluctuation in its NAV.

      Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund (other than Municipal Bond Fund, Limited-Term Bond Fund and Money Market Fund) is authorized to invest in foreign securities, those Funds may purchase and sell foreign currency derivatives.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

      In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund's goal(s) and permitted by a Fund's investment limitations and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

      (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that a Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives a Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. However, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies--Special Considerations. Each Fund (other than Limited-Term Bond Fund, Municipal Bond Fund and Money Market Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      Each of these Funds might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Fund (other than Limited-Term Bond Fund, Money Market Fund and Municipal Bond Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

      Each of these Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Funds could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S.

dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      Each of these Funds also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

      Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. A Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

      The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Corporation understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Investment Restrictions and Limitations

      Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment restrictions set forth in their entirety, which, like each Fund's goal(s), cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of a Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

      (i) Each Fund (other than Asset Strategy Fund) may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate. Asset Strategy Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans);

      (ii) Each Fund (other than Asset Strategy Fund) may not acquire shares of an investment company that issues redeemable securities. Total Return Fund, Small Cap Growth Fund, International Growth Fund, High Income Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Science and Technology Fund and Tax-Managed Equity Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. Each of these Funds may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities. Notwithstanding the foregoing, each of these Funds may also acquire investment company shares as part of a merger, consolidation or other reorganization;

      (iii) Each Fund (other than Asset Strategy Fund) may not lend money or other assets, other than through certain limited types of loans; however, each of these Funds may buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions, may enter into repurchase agreements (see "Repurchase Agreements") and, except Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act. Asset Strategy Fund may not make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements under, the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities (see "Repurchase Agreements" above);

      (iv) No Fund may invest for the purpose of exercising control or management of another issuer;

      (v) No Fund may sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (vi) No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

      (vii) No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund's total assets would be invested in securities of that issuer, provided that U.S. Government securities are not subject to this limitation and up to 25% of each Fund's total assets may be invested without regard to these restrictions;

     (viii) No Fund (other than Science and Technology Fund) may buy a security if, as a result, 25% or more of the Fund's total assets would then be invested in securities of issuers having their principal business activities in the same industry, except for municipal bonds (other than industrial development bonds) and U.S. Government securities;

      (ix)  Money Market Fund and Municipal Bond Fund may not purchase warrants;

      (x) Each Fund (other than Asset Strategy Fund) may not purchase or sell physical commodities; however, this policy does not prevent these Funds (other than Limited-Term Bond Fund, Money Market Fund, or Municipal Bond Fund) from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments. Asset Strategy Fund may not purchase or sell physical commodities, except that this Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

      (xi) No Fund may issue senior securities. Asset Strategy Fund may not issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that this Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

            Total Return Fund, Small Cap Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund, Science and Technology Fund and High Income Fund may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets. Asset Strategy Fund may not borrow money, except that this Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Asset Strategy Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

      (xii) Total Return Fund, Small Cap Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund, International Growth Fund and High Income Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships;

     (xiii) At least 80% of Municipal Bond Fund's net assets will be invested during normal market conditions in municipal bonds of investment grade; and

      (xiv) No Fund may participate on a joint, or a joint and several basis, in any trading account in securities.

      The method of determining who is an issuer for purposes of the 5% limitation in fundamental restriction (ix) is non-fundamental. In particular, in applying this limitation:

      (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

      (b) For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

      (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

      (i) At least 65% of the respective total assets of Small Cap Growth Fund, International Growth Fund, Large Cap Growth Fund and Mid Cap Growth Fund will be invested during normal market conditions in growth stocks. At least 65% of Tax-Managed Equity Fund's total assets will be invested during normal market conditions in equity securities.

      (ii) During normal market conditions, at least 80% of International Growth Fund's total assets will be invested in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United States. International Growth Fund may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of any one foreign country.

      (iii) During normal market conditions, Science and Technology Fund will not invest in any securities other than science securities or technology securities if, as a result, more than 20% of its total assets would be invested in such other securities.

      (iv) At least 65% of High Income Fund's total assets will be invested during normal market conditions to seek a high level of current income. High Income Portfolio will not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Fund does not currently intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

      (v) Municipal Bond Fund does not intend to invest more than 50% of its total assets in industrial development bonds. Up to 10% of Municipal Bond Fund's total assets may be invested in debt securities other than municipal bonds. Municipal Bond Fund will have less than 25% of its total assets in securities of issuers located in any single state.

      (vi) At least 65% of Limited-Term Bond Fund's total assets will be invested during normal market conditions in bonds, and at least 65% of Municipal Bond Fund's total assets will be invested during normal market conditions in bonds exclusive of other municipal debt obligations.

      (vii) Money Market Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. Money Market Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7;

     (viii) Subject to the diversification requirements of Rule 2a-7, Money Market Fund may invest up to 10% of its total assets in Canadian Government obligations. Money Market Fund may not invest more than 25% of its total assets in a combination of Canadian Government obligations and foreign bank obligations;

      (ix) Each Fund (other than Asset Strategy Fund and Money Market Fund) does not currently intend to invest in non-investment grade debt securities if, as a result, more than 5% of its total assets, respectively, would consist of such investments. Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities and unrated securities judged by WRIMCO to be of equivalent quality. Limited-Term Bond Fund does not currently intend to invest more than 50% of its total assets in securities rated in the lowest tier of investment grade debt securities (those rated BBB by S&P or Baa by MIS). Money Market Fund may not invest in such securities.

      (x) Asset Strategy Fund currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets.

      (xi) Each of Total Return Fund and Small Cap Growth Fund may invest up to 10% of its net assets, and Science and

            Technology Fund may invest up to 20% of its net assets, in foreign securities. Each of Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund may invest up to 25% of its total assets, respectively, in foreign securities. Limited-Term Bond Fund and Municipal Bond Fund may not invest in foreign securities.

      (xii) Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund do not currently intend to invest more than 5% of their respective total assets in when-issued and delayed delivery transactions.

     (xiii) Each Fund may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund) of its net assets would consist of illiquid investments.

      (xiv) High Income Fund and Science and Technology Fund do not currently intend to invest more than 5% of their respective total assets in the shares of investment companies. Asset Strategy Fund does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market where no commission except ordinary broker's commission is paid and if, as a result, no more than 10% of its total assets would be invested in such securities. Asset Strategy Portfolio does not currently intend to purchase shares of open-end investment companies. These limitations do not apply to securities received by Asset Strategy Fund as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.

      (xv) No Fund (other than Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Fund, High Income Fund and Tax-Managed Equity Fund) may invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

      (xvi) To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of that Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

     (xvii) Asset Strategy Fund may borrow money only from a bank. Asset Strategy Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

    (xviii) Asset Strategy Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities and other obligations or to repurchase agreements.)

      (xix) Asset Strategy Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Money Market Fund and Tax-Managed Equity Fund do not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

      An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Portfolio Turnover

      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

      The portfolio turnover rates for the fiscal years ended March 31, 2000, and 1999 for each of the Funds then in existence were as follows:

                                        2000        1999
                                        -----       ----

Asset Strategy Fund                      %         168.17%
Small Cap Growth Fund                    %          51.41%
High Income Fund                         %          50.98%
International Growth Fund                %         116.25%
Limited-Term Bond Fund                   %          32.11%
Municipal Bond Fund                      %          41.53%
Science and Technology Fund              %          51.00%
Total Return Fund                        %          54.73%

      The portfolio turnover rate for the common stock portion of Asset Strategy Fund's portfolio for the fiscal year ended March 31, 2000 was %; the rate for the remainder of the portfolio was %.

      A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

      The Corporation has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. (the "Distributor") is the Corporation's principal underwriter and distributor.

      The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the "Shareholder Servicing Agreement") and a separate agreement for accounting services (the "Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

      WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Group of Funds (formerly known as the United Group of Funds), __________ Funds, Inc. and Target/United Funds, Inc. since each company's inception date Waddell & Reed, Inc. serves as principal underwriter for the Funds, the investment companies in the United Group of Mutual Funds and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

      Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of the Distributor, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Accounting Services

      Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides the Corporation with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments for Management, Accounting and Shareholder Services

      Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 2000, 1999 and 1998 for each of the Funds then in existence were as follows:

                                      2000          1999          1998
                                      ----         -----          ----

Asset Strategy Fund                    $        $  201,083     $  127,507
Small Cap Growth Fund                   __       2,846,036      2,041,002
High Income Fund                        __         123,728         24,352*
International Growth Fund               __         725,596        553,692
Limited-Term Bond Fund                  __         107,424        101,985
Municipal Bond Fund                     __         226,707        216,501
Science and Technology Fund             __         130,141         17,585*
Total Return Fund                       __       3,391,371      2,837,414

*For the period from 7/31/97, the date of in itial public of fering, to 3/31/98.

      For purposes of calculating the daily fee, the Corporation does not include money owed to it by the Distributor for shares which it has sold but not yet paid to the Corporation. The Corporation accrues and pays this fee daily.

      Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by the Distributor, WRIMCO or the Agent.

      Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                         Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

      Fees paid to the Agent during the fiscal years ended March 31, 2000, 1999 and 1998 for each of the Funds then in existence were as follows:

                                      2000        1999        1998
                                      ----       -----        ----

Asset Strategy Fund                     _       15,000       10,000
High Income Fund                        _       10,000          833*
Small Cap Growth Fund                   _       54,167       49,167
International Growth Fund               _       30,000       30,000
Limited-Term Bond Fund                  _       10,000       10,000
Municipal Bond Fund                     _       20,000       20,000
Science and Technology Fund             _       10,833        2,972*
Total Return Fund                       _       60,000       59,167

*For the period 7/31/97, the date of initial public offering, to 3-31-98.

      Because the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. The Distributor and its affiliates pay the Corporation's Directors and officers who are affiliated with the Distributor and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

      The Corporation pays all of its other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

      The Distributor acts as principal underwriter and distributor of the Corporation's shares pursuant to an underwriting agreement (the "Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts to sell the shares of the Corporation but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis.

      Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund (other than Money Market Fund) may pay Waddell & Reed, Inc., a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to compensate Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares and/or the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

      Under the Plans adopted for Class B shares and Class C shares respectively, each Fund may pay the Distributor a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services, either directly or through others, in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate the Distributor for its services, either directly or through others, in connection with the distribution of shares of that class. Under a Distribution and Service Plan for Class Y shares (the "Class Y Plan") adopted by the Corporation pursuant to Rule 12b-1, the Corporation, with respect to each Fund, pays the Distributor daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y NAV.

      The Distributor offers the Corporation's shares through its financial advisors, registered representatives and sales managers ("sales force") unless it elects, to make distribution of shares also through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, the Distributor will pay commissions and incentives to the sales forces at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Corporation's shares. The Plans permit Waddell & Reed, Inc. to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plans also contemplate that Waddell & Reed, Inc. may be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and in compensating broker-dealers who may regularly sell shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. Each Plan and the Underwriting Agreement contemplate that the Distributor may be compensated for these class-related distribution efforts through the distribution fee.

      The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, as well as other parties may also provide services to shareholders through telephonic means and written communications. There were no service fees or distribution fees paid by a Fund for Class A or Class B for the fiscal year ended March 31, 2000, because these classes had not commenced operations. For the fiscal year ended March 31, 2000, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees, respectively, under the old Class B and the Class C Plan for each of the Funds: Asset Strategy Fund - $ and $; High Income Fund - $ and $ ; International Growth Fund - $ and $ ; Limited-Term Bond Fund - $ and $; Municipal Bond Fund - $ and $; Small Cap Growth Fund - $ and $; Science and Technology Fund - $ and $ ; and Total Return Fund - $ and $ . For the fiscal year ended March 31, 2000, the Corporation paid (or accrued) the following amounts to the Distributor as distribution fees and service fees under the Class Y Plan for each of the Funds: Asset Strategy Fund - $; High Income Fund - $; International Growth Fund - $; Limited-Term Bond Fund - $; Municipal Bond Fund - $; Science and Technology Fund - $; Small Cap Growth Fund - $; and Total Return Fund - $. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of shares of a Fund. The service fees were paid to compensate the Distributor for providing personal services to the particular Fund's shareholders and for the maintenance of shareholder accounts.

      The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the applicable Fund and its shareholders affected by the particular Plan through Waddell & Reed, Inc.'s activities not only to distribute the affected shares of the Fund but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of that Fund class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of a Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plans will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Fund and its affected shareholders. Each Plan and the Underwriting Agreement were approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation or of the Distributor and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter the "Plan Directors").

      Among other things, the Plan for each class provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Corporation under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of that class of each affected Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

      For the Corporation's fiscal year ended March 31, 2000, the Distributor earned deferred sales charges from each of the Funds with respect to its prior Class B then in existence as follows: Asset Strategy Fund - $; High Income Fund
- $; International Growth Fund - $; Limited-Term Bond Fund - $; Municipal Bond Fund - $; Science and Technology Fund - $; Small Cap Growth Fund - $ and Total Return Fund - $.

      For the Corporation's fiscal year ended March 31, 2000, the Distributor earned deferred sales charges from each of the Funds with respect to Class C shares then in existence as follows: Total Return Fund - $; Small Cap Growth Fund - $; Limited-Term Bond Fund - $; Municipal Bond Fund - $; International Growth Fund - $; Asset Strategy Fund - $; Science and Technology Fund - $; and High Income Fund - $.

Custodial and Auditing Services

      The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Funds' independent auditors, audits the Corporation's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

      The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

      Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's Distributor. The price makeup as of March 31, 2000, which is the most recent balance sheet included in this SAI, was as follows:

      NAV per Class A share (Class A net assets divided by
         Class A shares outstanding) ........................     $

      Add: selling commission (5.75% of offering price) .....      .
                                                                 -----
      Maximum offering price per Class A share
         (Class A NAV divided by 94.25%).....................    $
                                                                 =====

      The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge described in the Prospectus. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after the Distributor receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      The Distributor need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

      The NAV per share is ordinarily computed once on each day that the NYSE is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV changes every business day, since the value of the assets and the number of shares outstanding changes every business day.

      The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using The Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are generally valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under the procedures established by, and under the general supervision and responsibility of, the Corporation's Board of Directors.

      Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

      Options and futures contracts purchased and held by a Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

      When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If the call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments

      For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to exchanges of shares from one Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, the Distributor, their affiliates or certain retirement plan accounts for these individuals. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

      For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

      Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the [TBD] Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes [TBD] Revocable Trust Form of spouse);

3.    Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

      Examples:

      A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

      B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

      C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

      D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

      All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

      All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

      All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

      Account grouping as described above is available under the following circumstances.

   One-time Purchases

      A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

   Rights of Accumulation

      If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account(s) as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in one of the Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that (or another) Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

      In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

      The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent ("LOI").

By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

      In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

      A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

      The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

      If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

      An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.

      With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

      The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

      LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Net Asset Value Purchases of Class A Shares

      Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Corporation or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under a UGMA or UTMA purchasing for the child or grandchild of any employee or Waddell & Reed Financial Advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

      Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV.

      Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Differences in Public Offering Price of Class A Shares

      As described herein and in the Prospectus for the Class A shares, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

      The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Corporation and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, each Fund receives the NAV per share of all shares sold or issued.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

      If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of a Fund. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Class B and Class C shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

      The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

      To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the Funds, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

      You can choose to have your shares redeemed to receive:

      1. a monthly, quarterly, semiannual or annual payment of $50 or more;

      2. a monthly payment, which will change each month, equal to a percentage of the value of the shares in your account (you select the percentage); or

      3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

      Shares ordinarily are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are usually made within five days of the redemption.

      Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

      The dividends and distributions on shares of a class of a Fund that you have made available for the Service are paid in additional shares of that class of the Fund. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, income or return on your investment.

      You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. Subject to the deferred sales charge, you may at any time redeem part or all of the shares of a Fund in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchange Privilege

   Class A Share Exchanges

      Once a sales charge has been paid on Class A shares of one Fund, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another Fund. The shares you exchange must be worth at least $100 or you must already own shares of a Fund into which you want to exchange.

      Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend Equities, Corp. ("Legend"), for Class A shares of a fund in Waddell & Reed Group of Funds (formerly known as the United Group of Funds), without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

      Special rules apply to Limited-Term Bond Fund and Municipal Bond Fund shares. Class A shares of one of these Funds may be exchanged for Class A shares of another Fund (or, for customers of Waddell & Reed, Inc. or Legend, for Class A shares of a fund within the Waddell & Reed Group of Funds, formerly known as the United Group of Funds) only if (i) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (ii) the shares to be exchanged have been held for at least six months from the date of the original purchase. However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of Limited-Term Bond, Municipal Bond Fund or Money Market Fund (or, for customers of Waddell & Reed, Inc. or Legend, Class A shares of Waddell & Reed Municipal Bond Fund, Inc., Waddell & Reed Government Securities Fund, Inc. or Waddell & Reed Cash Management, Inc.).

   Class B Share Exchanges

      You may exchange Class B shares of one Fund for Class B shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in the Waddell & Reed Group of Funds without charge.

      The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

   Class C Share Exchanges

      You may exchange Class C shares of one Fund for Class C shares of another Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Group of Funds (formerly known as the United Group of Funds) without charge.

      The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

   Class Y Share Exchanges

      Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or, for customers of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within the Waddell & Reed Group of Funds..

   General Exchange Information

      The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Corporation. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

      These exchange rights may be eliminated or modified at any time by the Corporation, upon notice in certain circumstances.

Retirement Plans

      Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of one or more of the Funds (other than Municipal Bond Fund or Tax-Managed Equity Fund).

      Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

      An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

      Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, or $25,500, whichever is less, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.

      Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

      More detailed information about these arrangements and applicable forms are available from the Distributor. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

      The Prospectus gives information as to redemption procedures and deferred sales charges. Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities and the shareholder will incur commission or other transaction charges in order to convert these securities into cash. Securities used for payment of redemptions are valued at the value used in figuring NAV. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

      Each Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending that Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares of that Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received. You can do this only once as to Class A shares of a Fund, and the Fund must be offering Class A shares at the time your reinvestment request is received. You do not use up this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

      There is also a reinvestment privilege for Class B and Class C shares under which you may reinvest in any one or more of the Funds all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in Class B or Class C shares, as applicable. If Class B or Class C shares of a Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of that Fund at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received.

You can do this only once as to Class B shares of that Fund and once as to Class C shares of that Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

      Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

      The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

      The principal occupation during the past five years of each Director and officer of the Corporation is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers of the Corporation but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Group of Mutual Funds, Funds, Inc. and Target/United Funds, Inc. Each of the Corporation's Directors is also a Director of each of the funds in the Fund Complex and each of the Corporation's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
      Chairman of the Board of Directors of the Corporation and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
      President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER

263 West 3rd Avenue
San Mateo, California  94402
      Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
      First Lady of Kansas; formerly, Partner, Levy & Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
      General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES

20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
      Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
      President and Principal Financial Officer of the Corporation and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth:
November 12, 1936.

HENRY J. HERRMANN*
      Vice President of the Corporation and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
      Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
      Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
      Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
      Retired.  Date of birth:  August 7, 1935.

Daniel C. Schulte
      Vice President, Assistant Secretary and General Counsel of the Corporation and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc., Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

Kristen A. Richards
      Vice President, Secretary and Associate General Counsel of the Corporation and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

Theodore W. Howard
      Vice President, Treasurer and Principal Accounting Officer of the Corporation and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery
      Vice President of the Corporation and two other Funds in the Fund Complex; Senior Vice President of, and Director of Research for, WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

Daniel P. Becker
      Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO. Date of birth: November 27, 1964.

Thomas A. Mengel
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc.; formerly, Vice President of Hauck and Hope Securities. Date of birth: April 13, 1957.

Cynthia P. Prince-Fox
      Vice President of the Corporation and three other funds in the Fund Complex; Vice President of WRIMCO; Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.

Louise D. Rieke
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 24, 1949.

Grant P. Sarris
      Vice President of the Fund and two other Funds in the Fund Complex, and Vice President of WRIMCO. Date of birth: September 14, 1966.

Mark G. Seferovich
      Vice President of the Corporation and two other Funds in the Fund Complex and Senior Vice President of WRIMCO; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth:
April 6, 1947.

Zachary H. Shafran
      Vice President of the Corporation and one other Fund in the Fund Complex and Vice President of WRIMCO. Date of birth: October 12, 1965.

W. Patrick Sterner
      Vice President of the Corporation and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Mira Stevovich
      Vice President and Assistant Treasurer of the Corporation, Vice President of two other funds in the Fund Complex and Assistant Treasurer of all Funds in the Fund complex; Vice President of WRIMCO. Date of birth: July 30, 1953.

Daniel J. Vrabac
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

James D. Wineland
      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

      The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


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

      The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Corporation's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

      The Board of Directors has created an honorary position of Director Emeritus whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Corporation for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex, and each elected a position as Director Emeritus.

      The Corporation, the funds in the Waddell & Reed Group and Target/United Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (Prior to October 1, 1999, the Corporation, the funds in the Waddell & Reed Group (formerly known as the United Group) and Target/United Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended.) The fees to the Directors are divided among the Corporation, the funds in the Waddell & Reed Group and Target/United Funds, Inc. based on the funds' relative size. During the Corporation's fiscal year ended March 31, 2000, the Corporation's Directors received the following fees for service as a director:

                                    COMPENSATION TABLE

                                                    Total
                                Aggregate       Compensation
                              Compensation    From Corporation
                                  From            and Fund
Director                       Corporation        Complex*
--------                      ------------      ------------
Robert L. Hechler                $    0           $     0
Henry J. Herrmann                     0                 0
Keith A. Tucker                       0                 0
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Glendon E. Johnson
William T. Morgan
Ronald C. Reimer
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

*No pension or retirement benefits have been accrued as a part of Corporation expenses.

      The officers are paid by WRIMCO or its affiliates.

Shareholdings

      As of May 31, 2000, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of May 31, 2000, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                              Shares owned
Name and Address             Series and       Beneficially
of Beneficial Owner             Class         or of Record            Percent
-------------------          ----------       ------------            -------

                            PAYMENTS TO SHAREHOLDERS

General

      There are two (three, in the case of certain Funds) sources for the payments a Fund makes to you as a shareholder of a class of shares of a Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from a Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long a Fund has owned the securities before it sells them. The third source (in the case of Total Return Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Asset Strategy Fund, Science and Technology Fund and High Income Fund) is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.

      Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

      Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

Choices You Have on Your Dividends and Distributions

      On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.

                                      TAXES

General

      Each of the Funds have qualified since inception for treatment as a regulated investment company ("RIC") under the Code (other than Large Cap Growth Fund, Mid Cap Growth Fund, Money Market Fund and Tax-Managed Equity Fund, which each intend to so qualify), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and, for certain Funds, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus, in the case of Municipal Bond Fund, its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities

(other than U.S. Government securities or the securities of other RICs) of any one issuer.

      Investments in precious metals would have adverse tax consequences for Asset Strategy Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. Asset Strategy Fund intends to continue to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.

      If a Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains and, for Municipal Bond Fund, distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by Municipal Bond Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if Municipal Bond Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); Municipal Bond Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed Municipal Bond Fund's net tax-exempt income. Municipal Bond Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of Municipal Bond Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code.

      Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

      Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      If more than 50% of the value of International Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, International Growth Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by that Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. International Growth Fund will report to its shareholders shortly after each taxable year their respective shares of that Fund's income from sources within foreign countries and U.S. possessions and foreign taxes paid, if it makes this election. If International Growth Fund makes this election, then pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), beginning in 1998 individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each of International Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Asset Strategy Fund, Total Return Fund, Small Cap Growth Fund, Science and Technology Fund and High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

      Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

      The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gains or losses based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

      Certain options, futures and forward contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance are treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

      Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Municipal Bond Fund

      The aggregate dividends excludable from the gross income of the Municipal Bond Fund's shareholders may not exceed the Fund's net tax-exempt income. If the Fund's shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain IDBs or PABs (including a proportionate part of the exempt-interest dividends paid by the Fund attributable thereto) is a tax preference item for purposes of the AMT. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether the Fund's tax-exempt interest was attributable to those IDBs or PABs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including tax-exempt income such as the Fund's exempt interest dividends) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the income earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange for the purchase and sale of securities for the portfolio of each Fund. With respect to Limited-Term Bond Fund, Money Market Fund, Municipal Bond Fund and High Income Fund, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Fund with those of other funds in the Corporation, Waddell & Reed Group and Target/United Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

      To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and or other services, including pricing or quotation services, directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

      Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account or making those decisions even though someone else has responsibility.

      The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Corporation and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

      Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund's portfolio or being considered for purchase.

      The Corporation may also use its brokerage to pay for pricing or quotation services to value securities.

      The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2000, 1999 and 1998. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                    2000           1999           1998
                                    ----          -----          -----
Asset Strategy Fund               $    _     $   51,488        $26,334
Small Cap Growth Fund                  _        172,608         82,603
High Income Fund                       _            616            ---*
International Growth Fund              _        475,534        386,865
Limited-Term Bond Fund                 _            ---            ---
Municipal Bond Fund                    _            ---          1,371
Science and Technology Fund            _         16,836          4,802*
Total Return Fund                      _        355,480        288,547
                                  ------     ----------       --------
      Total                       $          $1,072,562       $790,522
                                  ======     ==========       ========

 *For the period from July 31, 1997, the date of the initial public offering, to March 31, 1998.

      The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2000 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                                Amount of      Brokerage
                                             Transactions    Commissions
                                             ------------    -----------

Asset Strategy Fund ......................             $              $
Small Cap Growth Fund ....................
High Income Fund* ........................
International Growth Fund ................
Limited-Term Bond Fund ...................
Municipal Bond Fund ......................
Science and Technology Fund*..............
Total Return Fund ........................
                                             ------------       --------
   Total .................................              $              $
                                             ============       ========

      As of March 31, 2000,

      The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                                OTHER INFORMATION

General

      The Corporation was organized on January 29, 1992. Prior to June 30, 2000, the Corporation was known as Waddell & Reed Funds, Inc.

The Shares of the Funds

      The shares of each of the Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

      Each Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert at the end of the seventh calendar year following the first year of purchase to Class A shares; and Class Y shares are not subject to a CDSC but are subject to an ongoing distribution and service fee that differs in amount from that of the Class B and Class C shares; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Fund, which in turn are expected to be lower than for Class Y shares of the same Fund. Shares are fully paid and nonassessable when purchased.

      The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by a Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

      Each share (regardless of class) has one vote. All shares of a Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

      Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of the twelve Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

Initial Investment

      On ____________, 2000 the Distributor purchased for investment ______ Class A, Class B, Class C and Class Y shares of Large Cap Growth Fund, Mid Cap Growth Fund and Tax-Managed Equity Fund at a NAV of $10 per share and Money Market Fund at a NAV of $1 per share.

                                        APPENDIX A

      The following are descriptions of some of the ratings of securities which the Corporation may use. The Corporation may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                           DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of Preferred Stock Ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.    Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

      BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C -- A preferred stock rated C is a non-paying issue.

      D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Preferred stock rating symbols and their definitions are as follows:

      aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           DESCRIPTION OF NOTE RATINGS

      Standard and Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

    --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

      The note rating symbols and definitions are as follows:

      SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3  Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated MIS Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

      MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and

Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.  Exhibits:

      (a) Articles of Incorporation, as amended, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

            Articles Supplementary, filed by EDGAR on May 16, 1997 as EX-99.B1-wrartsup to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

            Articles Supplementary (combination of Class B into Class C), attached hereto as EX-99.B(a)wrartsup

      (b) Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

            Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-99.B(b)-wrbylaw2 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

      (c)   Not applicable

      (d) Investment Management Agreement with amended fee schedule to reflect the addition of Science and Technology Fund and High Income Fund, filed by EDGAR on May 16, 1997 as EX-99.B5-wrima to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

            Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, attached hereto as EX-99.B(d)wrimafee

      (e) Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

      (f)   Not applicable

      (g) Custodian Agreement, as amended, filed by EDGAR on April 30, 1999 as EX-99.B(g)-wrca to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

            Custodian Agreement, as amended, attached hereto as EX-99.B(g)wrca. The Custodian Agreement for ________, Inc. Large-Cap Growth Fund is attached and being filed as a representative copy. The Custodian Agreements for all twelve series of _________, Inc. are identical with the exception of their respective effective dates.

      (h) Shareholder Servicing Agreement, filed by EDGAR on April 30, 1999 as EX-99.B(h)-wrssa to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

            Accounting Services Agreement filed by EDGAR on October 3, 1995, as EX-99.B9-wrasa to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

            Fund NAV Application filed by EDGAR on February 3, 1995 as EX-99.B9-wrnavapp to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

            Fund Class B Application, as amended, filed by EDGAR on May 16, 1997 as EX-99.B9-wrappcb to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

            Fund Class Y Application, filed by EDGAR on October 3, 1995, as EX-99.B9-wrappcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

            Class Y Letter of Understanding, filed by EDGAR on June 27, 1996 as EX-99.B9-wrlou to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

            Fund NAV application, as amended, attached hereto as EX-99.B(h)wrnavapp

            Fund Class Y application, as amended, attached hereto as EX-99.B(h)wrappcy

            Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)wrssacom

            Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)wrssafid

      (i) Opinion and Consent of Counsel, attached hereto as EX-99.B(i)wrlegopn

      (j) Consent of Deloitte & Touche LLP, Independent Accountants, will be attached as EX-99.B(j)wrconsnt in the 485(b) filing to be completed on or about June 21, 2000

      (k)   Not applicable

      (l) Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on June 2, 1992 as Exhibit (b)(13) to Pre-Effective Amendment No. 1 to the initial Registration Statement on Form N-1A*.

            Agreement with Initial Shareholder of Waddell & Reed Funds, Inc.

            Asset Strategy Fund, filed by EDGAR on June 27, 1995 as EX-99.B13-wragree to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

      (m) Distribution and Service Plan for Class B shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcb to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

            Distribution and Service Plan for Class Y shares, filed by EDGAR on October 3, 1995 as EX-99.B15-wrdspcy to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A*

            Distribution and Service Plan for Class A shares, will be attached as EX-99.B(m)wrdspca in the 485(b) filing to be completed on or about June 21, 2000

            Distribution and Service Plan for Class B shares, will be attached as EX-99.B(m)wrdspcB in the 485(b) filing to be completed on or about June 21, 2000

      (n)   Not applicable

      (o) Multiple Class Plan, filed by EDGAR on June 27, 1996 as EX-99.B18-wrmcp to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

            Multiple Class Plan, filed by EDGAR on July 2, 1999 as EX-99.B(o)wrmcp to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

            Multiple Class Plan, as amended, will be attached as EX-99.B(o)wrmcp1 in the 485(b) filing to be completed on or about June 21, 2000

            Multiple Class Plan, as proposed to be amended, will be attached as EX-99.B(o)wrmcp2 in the 485(b) filing to be completed on or about June 21, 2000

      (p)   Code of Ethics attached hereto as Ex-99.B(p)wrcode

24.   Persons Controlled by or under common control with Registrant

      None

25.   Indemnification

      Reference is made to Article 10.2 of the Articles of Incorporation of Registrant, filed by EDGAR on May 16, 1997 as EX-99.B1-charter to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*; Article IX of the Bylaws, filed by EDGAR on June 27, 1996 as EX-99.B2-wrbylaw to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*; and Article V of the Underwriting Agreement filed by EDGAR on June 27, 1995 as EX-99.B6-wrua to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

      Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4,
      1980) and successor releases.

      Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.   Business and Other Connections of Investment Manager

      Waddell & Reed Investment Management Company ("WRIMCO") is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

      Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information ("SAI") of the Registrant The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

      As to each director and officer of WRIMCO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

27.   Principal Underwriter and Distributor

      (a) Waddell & Reed, Inc. is the principal underwriter and distributor of the Registrant's shares. It is also the principal underwriter to the following investment companies:

            United Funds, Inc.
            United International Growth Fund, Inc.
            United Continental Income Fund, Inc.
            United Vanguard Fund, Inc.
            United Retirement Shares, Inc.
            United Municipal Bond Fund, Inc.
            United High Income Fund, Inc.
            United Cash Management, Inc.
            United Government Securities Fund, Inc.
            United New Concepts Fund, Inc.
            United Municipal High Income Fund, Inc.
            United High Income Fund II, Inc.
            United Asset Strategy Fund, Inc.
            United Small Cap Fund, Inc.
            United Tax-Managed Equity Fund, Inc.
            Advantage I
            Advantage II
            Advantage Plus
            Advantage Gold

      (b) The information contained in the underwriter's application on Form BD, as filed on April 11, 2000 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

      (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

28.   Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.   Management Services

      There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.

30.   Undertakings

      Not applicable

---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  February 9, 2000                         /s/ Robert L. Hechler
                                                --------------------------
                                                Robert L. Hechler, President


/s/ Keith A. Tucker          Chairman of the Board             February 9, 2000
-------------------                                            -----------------
Keith A. Tucker


/s/ Robert L. Hechler        President, Principal              February 9, 2000
--------------------         Financial Officer and             -----------------
Robert L. Hechler            Director

/s/ Henry J. Herrmann        Vice President and                February 9, 2000
--------------------         Director                          -----------------
Henry J. Herrmann


/s/ Theodore W. Howard       Vice President, Treasurer         February 9, 2000
--------------------         and Principal Accounting          -----------------
Theodore W. Howard           Officer


/s/ James M. Concannon       Director                          February 9, 2000
--------------------                                           -----------------
James M. Concannon


/s/ John A. Dillingham       Director                          February 9, 2000
--------------------                                           -----------------
John A. Dillingham


/s/ David P. Gardner         Director                          February 9, 2000
-------------------                                            -----------------
David P. Gardner


/s/ Linda K. Graves          Director                          February 9, 2000
--------------------                                           -----------------
Linda K. Graves


/s/ Joseph Harroz, Jr.       Director                          February 9, 2000
--------------------                                           -----------------
Joseph Harroz, Jr.


/s/ John F. Hayes            Director                          February 9, 2000
--------------------                                           -----------------
John F. Hayes


/s/ Glendon E. Johnson       Director                          February 9, 2000
--------------------                                           -----------------
Glendon E. Johnson


/s/ William T. Morgan        Director                          February 9, 2000
--------------------                                           -----------------
William T. Morgan

/s/ Ronald C. Reimer         Director                          February 9, 2000
--------------------                                           -----------------
Ronald C. Reimer


/s/ Frank J. Ross, Jr.       Director                          February 9, 2000
--------------------                                           -----------------
Frank J. Ross, Jr.


/s/ Eleanor B. Schwartz      Director                          February 9, 2000
--------------------                                           -----------------
Eleanor B. Schwartz


/s/ Frederick Vogel III      Director                          February 9, 2000
--------------------                                           -----------------
Frederick Vogel III


Attest:


/s/ Kristen A. Richards
--------------------------------
Kristen A. Richards
Vice President and Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 17th day of April, 2000.

                           WADDELL & REED FUNDS, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

      Signatures              Title
      ----------              -----

/s/ Keith A. Tucker*          Chairman of the Board             April 17, 2000
----------------------                                          ----------------
Keith A. Tucker


/s/ Robert L. Hechler*        President, Principal              April 17, 2000
----------------------        Financial Officer and             ----------------
Robert L. Hechler             Director


/s/ Henry J. Herrmann*        Vice President and                April 17, 2000
----------------------        Director                          ----------------
Henry J. Herrmann


/s/ Theodore W. Howard*       Vice President, Treasurer         April 17, 2000
----------------------        and Principal Accounting          ----------------
Theodore W. Howard            Officer


/s/ James M. Concannon*       Director                          April 17, 2000
------------------                                              ----------------
James M. Concannon


/s/ John A. Dillingham*       Director                          April 17, 2000
------------------                                              ----------------

John A. Dillingham

/s/ David P. Gardner*         Director                          April 17, 2000
------------------                                              ----------------
David P. Gardner


/s/ Linda K. Graves*          Director                          April 17, 2000
------------------                                              ----------------
Linda K. Graves


/s/ Joseph Harroz, Jr.*       Director                          April 17, 2000
------------------                                              ----------------
Joseph Harroz, Jr.


/s/ John F. Hayes*            Director                          April 17, 2000
-------------------                                             ----------------
John F. Hayes


/s/ Glendon E. Johnson*       Director                          April 17, 2000
-------------------                                             ----------------
Glendon E. Johnson


/s/ William T. Morgan*        Director                          April 17, 2000
-------------------                                             ----------------
William T. Morgan


/s/ Ronald C. Reimer*         Director                          April 17, 2000
------------------                                              ----------------
Ronald C. Reimer


/s/ Frank J. Ross, Jr.*       Director                          April 17, 2000
------------------                                              ----------------
Frank J. Ross, Jr.


/s/ Eleanor B Schwartz*       Director                          April 17, 2000
-------------------                                             ----------------
Eleanor B. Schwartz


/s/ Frederick Vogel III*      Director                          April 17, 2000
-------------------                                             ----------------
Frederick Vogel III


*By
    Kristen A. Richards

    Attorney-in-Fact

ATTEST:
   Daniel C. Schulte
   Assistant Secretary